                                  SCHEDULE 14A

                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

    Filed by the Registrant/X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                            THE BEAR STEARNS FUNDS.

                                (the "Company")

                  (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------

                             THE BEAR STEARNS FUNDS
                              575 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                                 1-800-766-4111

                                                                   March 8, 2000

DEAR SHAREHOLDER:

    You are cordially invited to attend a special meeting of shareholders of The Bear Stearns Funds to be held on April 17, 2000 at 10:30 a.m. Eastern time at 575 Lexington Avenue, 9th Floor, New York,
New York.

    We have prepared a single "combined" Proxy Statement for use by the shareholders of all of the Fund's Portfolios because much of the information required to be included in the proxy materials for each Portfolio is substantially identical. We believe that a joint Proxy Statement is more efficient and cost effective. If you own shares in more than one Portfolio, you are receiving separate proxy materials for each Portfolio you own.

    Please note that not all of the Proposals relate to each Portfolio. Please refer to page 2 of the Proxy Statement for a table illustrating which Proposals are to be voted upon by shareholders of a Portfolio or Class thereof.

    The information set forth below is designed to answer your questions and help you cast your proxy as a shareholder. It is being provided as a supplement to, not a substitute for, your proxy materials. Please read the full text of the Proxy Statement for a complete understanding of the Proposals.

    Q. Why are the Proposals being recommended?

    A. PROPOSAL 1. ELECTION OF TRUSTEES. When Trustees retire or leave the Board for other reasons, in order to fill a vacancy without calling an annual or special meeting of shareholders, at least two-thirds of the Trustees must have been elected by shareholders immediately after filling any such vacancy. Since the Fund does not meet this test, the new nominees must be elected by shareholders.

       PROPOSAL 2. RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT AUDITORS. Such selection is required to be submitted for ratification at the next succeeding annual meeting of shareholders. The Fund does not hold regular annual meetings of shareholders and is, therefore, submitting this Proposal at this special meeting.

       PROPOSALS 3, 4, 5 AND 6. APPROVAL OF AMENDED AND RESTATED ADVISORY AGREEMENTS, APPROVAL OF AMENDED AND RESTATED DISTRIBUTION PLANS AND, WITH RESPECT TO CERTAIN PORTFOLIOS, APPROVAL OF A FUNDAMENTAL POLICY CONCERNING THE ISSUANCE OF SENIOR SECURITIES. Basically, the proposed amendments will simplify, modernize and make the agreements, plans and fundamental policy consistent for all of the Portfolios managed by Bear Stearns Asset Management Inc. The proposed new investment advisory agreement (Proposal 3) modifies the list of enumerated expenses to be borne by a participating money market fund Portfolio to include premiums for insurance coverage against credit defaults and similar losses in its investment portfolio should such a program be implemented. The proposed new distribution plans (Proposal 5) clarify that to the extent certain types of expenditures are deemed to constitute the indirect use of a Portfolio's assets for distribution, such payments shall be authorized under the plans.

       PROPOSAL 7. APPROVAL OF AMENDMENTS TO, AND A RESTATEMENT OF, THE FUND'S DECLARATION OF TRUST. The amendments will clarify and broaden the powers of the Trustees and give them the flexibility to amend the Declaration of Trust without the need and expense of obtaining shareholder approval, except when a vote of shareholders is required by applicable law; authority to approve a consolidation or merger or the transfer of a substantial portion of the assets of the Fund or a Portfolio without shareholder approval; allow for electronic and telephonic voting; and grant voting rights based on the dollar amount of your investment rather than the number of shares you own.

    Q. Will the fees of the Portfolios be affected?

    A. The Proposals will not change the amount of any advisory, distribution, service or administration fees applicable to a Portfolio (or a Class thereof).

    Q. Will there be any change in the way the Portfolios are managed?

    A. The Portfolios have no current intention of altering their investment strategies and the Proposal which requests approval of a modification of an investment policy is not expected to have an effect on the management of the Portfolios.

    Q. As a shareholder, what do I need to do?

    A. Please read the enclosed Proxy Statement and vote now by completing, signing and returning the enclosed proxy in the prepaid envelope.

    Thank you in advance for your attention and vote with regard to these important Proposals.

                                          Sincerely,

                                                 /s/ Stephen A. Bornstein
                                                   STEPHEN A. BORNSTEIN
                                                        SECRETARY

                             THE BEAR STEARNS FUNDS
                              575 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                                 1-800-766-4111
                              -------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 17, 2000
                              -------------------

    A special meeting of the shareholders (the "Meeting") of The Bear Stearns Funds (the "Fund") will be held on April 17, 2000 at 10:30 a.m. Eastern time at 575 Lexington Avenue, 9th Floor, New York, New York, for the purposes indicated below:

    1. Election of seven Trustees to serve until their successors are duly elected and qualified.

    2. Ratification of the selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001. NO CHANGE IN AUDITORS IS PROPOSED.

    3. Approval, with respect to each Portfolio of the Fund, of an Amended and Restated Investment Advisory Agreement. NO FEE INCREASE IS PROPOSED.

    4. Approval with respect to the International Equity Portfolio, of an Amended and Restated Sub-Investment Advisory Agreement. NO FEE INCREASE IS PROPOSED.

    5. Approval, with respect to the A, B and C Classes of shares of each Portfolio, of an Amended and Restated Distribution Plan. This Proposal does not apply to the Prime Money Market Portfolio. NO FEE INCREASE IS PROPOSED.

    6. Approval, with respect to the Income Portfolio, S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio and Small Cap Value Portfolio of the Fund, of a modification of a fundamental policy concerning the issuance of senior securities.

    7. Approval of amendments to, and a restatement of, the Fund's Declaration of Trust:

       7(a) To permit the Trustees to reorganize the Fund and any future
           Portfolio without shareholder approval;

       7(b) To permit the Trustees to reorganize an existing Portfolio without shareholder approval;

       7(c) To permit electronic and telephonic voting;

       7(d) To permit the Trustees to amend the Declaration of Trust without shareholder approval;

       7(e) To convert from share-based to dollar-based voting rights.

    8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    Shareholders of record as of the close of business on March 1, 2000 are entitled to receive notice of, and to vote at, the Meeting and any and all adjournments(s) thereof. Your attention is called to the accompanying Proxy Statement.

                                          By Order of the Board of Trustees

                                                 /s/ Stephen A. Bornstein
                                                   STEPHEN A. BORNSTEIN
                                                        SECRETARY

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Dated: March 8, 2000

                             THE BEAR STEARNS FUNDS
                              575 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                                 1-800-766-4111
                              -------------------

                      PROXY STATEMENT DATED MARCH 8, 2000
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2000
                              -------------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Bear Stearns Funds, a Massachusetts business trust (the "Fund"), on behalf of its series (each a "Portfolio" and collectively the "Portfolios"), in connection with a special meeting of shareholders (the "Meeting") to be held on April 17, 2000 at 10:30 a.m. Eastern time at 575 Lexington Avenue, 9th Floor, New York, New York, and at any adjournment(s) thereof, at which shareholders will be asked to consider the following:

    1. Election of seven Trustees to serve until their successors are duly elected and qualified.

    2. Ratification of the selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending March 31, 2001. NO CHANGE IN AUDITORS IS PROPOSED.

    3. Approval, with respect to each Portfolio of the Fund, of an Amended and Restated Investment Advisory Agreement. NO FEE INCREASE IS PROPOSED.

    4. Approval with respect to the International Equity Portfolio, of an Amended and Restated Sub-Investment Advisory Agreement. NO FEE INCREASE IS PROPOSED.

    5. Approval, with respect to the A, B and C Classes of shares of each Portfolio, of an Amended and Restated Distribution Plan. This Proposal does not apply to the Prime Money Market Portfolio. NO FEE INCREASE IS PROPOSED.

    6. Approval, with respect to the Income Portfolio, S&P STARS Portfolio, The Insiders Select Fund, Large Cap Value Portfolio and Small Cap Value Portfolio of the Fund, of a modification of a fundamental policy concerning the issuance of senior securities.

    7. Approval of amendments to, and a restatement of, the Fund's Declaration of Trust:

       7(a) To permit the Trustees to reorganize the Fund and any future
           Portfolio without shareholder approval;

       7(b) To permit the Trustees to reorganize an existing Portfolio without shareholder approval;

       7(c) To permit electronic and telephonic voting;

       7(d) To permit the Trustees to amend the Declaration of Trust without shareholder approval;

       7(e) To convert from share-based to dollar-based voting rights.

    8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    The table below illustrates which Proposals are to be voted upon by shareholders of a Portfolio or Class thereof:

                                                                         PROPOSAL NUMBER
                                               -------------------------------------------------------------------
                                                  1        2        3        4           5           6        7
                                                                                     (A, B & C
                                                                                   CLASSES ONLY)
                                               -------  -------  -------  -------  -------------  -------  -------
Prime Money Market Portfolio.................     X        X        X                                         X
Income Portfolio.............................     X        X        X                   X            X        X
High Yield Total Return Portfolio............     X        X        X                   X                     X
Emerging Markets Debt Portfolio..............     X        X        X                   X                     X
S&P STARS Portfolio..........................     X        X        X                   X            X        X
The Insiders Select Fund.....................     X        X        X                   X            X        X
Large Cap Value Portfolio....................     X        X        X                   X            X        X
Small Cap Value Portfolio....................     X        X        X                   X            X        X
Focus List Portfolio.........................     X        X        X                   X                     X
Balanced Portfolio...........................     X        X        X                   X                     X
International Equity Portfolio...............     X        X        X        X          X                     X

    Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares of beneficial interest ("shares") for the election of the proposed nominees as Trustees and in favor of the other proposals.

    It is anticipated that proxies and proxy statements will be mailed to shareholders on or about March 10, 2000. The cost of preparing and mailing the notice of Meeting, the proxy card, this Proxy Statement, and any additional proxy solicitation material has been or is to be borne by the Portfolios, with the Portfolios' cost being allocated based in part on a Portfolio's assets and in part on its number of shareholders. Proxy solicitation will be made primarily by mail, but may also be made by telephone, telegraph, facsimile, or personal interview conducted by certain officers or employees of the Fund, Bear Stearns Asset Management Inc. ("BSAM"), 575 Lexington Avenue , New York, New York, Bear, Stearns & Co. Inc., the Portfolios' Distributor ("Bear Stearns"), 245 Park Avenue, New York, New York, and their affiliates, none of whom will receive compensation for soliciting proxies. The Fund has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist in the solicitation of proxies. The cost of the services of Shareholder Communications Corporation is expected to be approximately $60,000. In return for compensation from the Portfolios, Shareholder Communications Corporation will request that shareholders of the Portfolios, submit their proxies, and may do so by mail, telephone, telegraph, facsimile, or personal interview.

    The Board of Trustees has fixed the close of business on March 1 , 2000 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof (the "Record Date"). The Fund is composed of eleven separate Portfolios, ten of which have four classes of shares -- Class A, Class B, Class C, and Class Y shares. The Class Y Shares are not currently offered by the following Portfolios: High Yield Total Return Portfolio, Emerging Markets Debt Portfolio, Focus List Portfolio and International Equity Portfolio. The Prime Money Market Portfolio only has Class

Y Shares. As of the Record Date, there were 992,878,102 shares of the Fund outstanding, as set forth in the table below.

PORTFOLIO                         CLASS A     CLASS B     CLASS C        CLASS Y
---------                       -----------  ----------  ----------  ----------------
Prime Money Market
Portfolio.....................      --           --          --         930,778,096
Income Portfolio..............      438,917     178,573     170,323         417,770
High Yield Total Return
Portfolio.....................    4,823,360   2,437,027   1,927,396        --
Emerging Markets Debt
Portfolio.....................    2,706,949     172,847     268,513        --
S&P STARS Portfolio...........   17,131,377   7,613,787   8,131,892       4,068,247
The Insiders Select Fund......      964,586     352,422     456,852          47,268
Large Cap Value Portfolio.....      475,532      85,686     211,080         226,157
Small Cap Value Portfolio.....    1,007,705     173,020     592,721       1,337,255
Focus List Portfolio..........      984,100     417,630     306,497        --
Balanced Portfolio............      307,556     153,780     127,148         654,949
International Equity
Portfolio.....................    1,718,466     455,546     557,072        --

    The holders of each share of a Portfolio shall be entitled to one vote for each full share and a fractional vote for each fractional share. As of March 1, 2000, to the knowledge of the Fund, the following shareholders beneficially owned 5% or more of any Class of the Fund's outstanding shares:

                                                 NAME AND ADDRESS        NUMBER OF SHARES     PERCENT
PORTFOLIO                          CLASS        OF BENEFICIAL OWNER     BENEFICIALLY OWNED   OF CLASS
---------                       -----------  -------------------------  ------------------  -----------
Emerging Markets Debt                  C     Ted A. Kantner                  14,585.032         5.4%
Portfolio.....................               R/O IRA
                                             330 Karen Drive
                                             Elizabeth, PA 15037-2409
Focus List Portfolio..........         B     Ed Blakey Investments LLC       31,426.713         7.5%
                                             1314 Bay Ridge Drive
                                             Benton, LA 71006-3482
High Yield Total Return                A     Mark Pinto                     580,388.133        12.0%
Portfolio.....................               TRST Fox & Co.
                                             Dated 12/16/67
                                             P.O. Box 976
                                             New York, NY 10268

    A COPY OF YOUR PORTFOLIO'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 1999 AND SEMI-ANNUAL REPORT FOR THE PERIOD ENDED SEPTEMBER 30, 1999 MAY BE RECEIVED, FREE OF CHARGE, BY CALLING THE FUND, TOLL FREE, AT 1-800-766-4111.

    The vote of a "majority of the outstanding voting securities" of a Portfolio is required for approval of Proposals 3, 4 and 6 with respect to that Portfolio. The vote of a "majority of the outstanding voting securities" of a Class is required for approval of Proposal 5 with respect to that Class. The vote of a "majority of the outstanding voting securities" for purposes of Proposals 3, 4, 5 and 6 means the affirmative vote of the lesser of (1) 67% of more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. The vote of a plurality of the Fund's shares represented at the Meeting is required for the election of Trustees (Proposal 1). The vote of a simple majority of the shares voted at the Meeting is required for the ratification of the selection of Deloitte & Touche LLP as the independent auditors for the Fund (Proposal 2). The vote of a majority of the shares of the Fund outstanding and entitled to vote (all Portfolios voting together as a single class) is required to approve Proposal 7(a) (to permit the Trustees to reorganize the Fund and any future Portfolio without shareholder approval), Proposal 7(c) (to permit electronic and telephonic voting), Proposal 7(d) (to permit the Trustees to amend the Declaration of Trust without shareholder approval) and Proposal 7(e) (to convert from share-based to dollar-based voting). The vote of a majority of shares of a Portfolio outstanding and entitled to vote is required to approve Proposal 7(b) (to permit the Trustees to reorganize a Portfolio without shareholder approval) for that Portfolio.

    Shareholders entitled to cast 30% of the votes, either in person or by proxy, shall constitute a quorum. For purposes of determining the presence of a quorum for transacting business at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposals 3, 4, 5 and 6.

    If the proposals are approved, it is anticipated that they will become effective as soon as practical after shareholder approval.

                       PROPOSAL 1 -- ELECTION OF TRUSTEES

    The first proposal to be considered at the Meeting is the election of Trustees.

    Four individuals not currently serving on the Board of Trustees have been nominated to serve as Trustees. If elected by shareholders, these individuals will serve together with three members of the present Board of Trustees: Peter
M. Bren, M. B. Oglesby, Jr. and Michael Minikes. Alan J. Dixon will serve as an Advisory Trustee. Following the Meeting, John R. McKernan, Jr. will no longer serve as a Trustee.

    Seven nominees are to be elected as Trustees, each to serve until his or her successor is duly elected and qualified. All nominees have consented to be named in this Proxy Statement and agreed to serve if elected. The current independent Trustees reserve the right to substitute another person or persons of their choice as a nominee or nominees if a nominee is unable to serve as a Trustee at the time of the

Meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a Trustee.

                                       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS         POSITION WITH  TRUSTEE
          NAME             AGE              AND DIRECTORSHIPS OF PUBLIC COMPANIES                THE FUND      SINCE
          ----            -----  ------------------------------------------------------------  -------------  -------
Peter M. Bren...........   65    Since 1969, President of The Bren Co. (realty); until 1969,   Trustee         1995
                                 President of Koll, Bren Realty Advisors and Senior Partner
                                 of Lincoln Properties.
*Doni L. Fordyce........   40    Since 1996, Senior Managing Director of Bear Stearns; until   President and    --
                                 1996, Vice President, Asset Management Group, Goldman, Sachs  Nominee
                                 & Co.
John S. Levy............   64    Since 1996, Managing Partner, Fayerweather Capital Partners   Nominee and      --
                                 (a private investment partnership); from 1984 to 1995,        Advisory
                                 Managing Director and Chief Administrative Officer of the     Trustee
                                 Financial Services Division of Lehman Brothers Inc. and
                                 Senior Executive Vice President and Co-Director of
                                 International Division of Shearson Lehman/American Express
*Michael Minikes........   56    Senior Managing Director of Bear Stearns; Treasurer of The    Trustee,        1997
                                 Bear Stearns Companies Inc.; Director of Bear Stearns; Since  Chairman of
                                 1997, Chairman of the Board of Trustees of The Bear Stearns   the Board
                                 Funds; Since 1999, Co-President of Bear, Stearns Securities
                                 Corp.
M. B. Oglesby, Jr.......   57    Since 1999, Consultant and Chairman of Oglesby Properties,    Trustee         1995
                                 Inc.; since 1997, President and Chief Executive Officer,
                                 Association of American Railroads; from 1996 to 1997, Vice
                                 Chairman of Cassidy & Associates; from 1989 to 1996, Senior
                                 Vice President of RJR Nabisco, Inc.; from 1988 to 1989,
                                 White House Deputy Chief of Staff.
Robert E. Richardson....   58    Retired. From 1990 to 1999, Vice President, Broker/ Dealer    Nominee and      --
                                 Department, Mellon Bank, N.A.                                 Advisory
                                                                                               Trustee
*Robert M. Steinberg....   54    Senior Managing Director of Bear Stearns and Co-Director of   Nominee          --
                                 its Risk Arbitrage Department; Chairman of Bear Stearns
                                 International Credit Committee; Director of Bear Stearns.

-------------------

* Michael Minikes, Doni L. Fordyce and Robert M. Steinberg, as affiliated persons of Bear Stearns and its affiliates, are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

    Effective April 1, 2000, Trustees who are not employees of BSAM or its affiliates receive an annual retainer of $12,500, plus $1,000 for each Board meeting attended in person. Trustees will be paid $750 for any Board meeting attended by telephone. The compensation paid to the Trustees for the fiscal year ended March 31, 1999 is as follows:

COMPENSATION TABLE

                                                        TOTAL COMPENSATION FROM ALL FUNDS
                                AGGREGATE COMPENSATION     IN THE BEAR STEARNS COMPLEX
       NAME OF TRUSTEE              FROM THE FUND             (2 FUNDS IN COMPLEX)
       ---------------          ----------------------  ---------------------------------
Peter M. Bren.................         $8,000                        $20,000
Alan J. Dixon.................         $8,000                        $ 8,000
John R. McKernan, Jr..........         $8,000                        $20,000
M. B. Oglesby, Jr.............         $8,000                        $20,000
Michael Minikes...............           NONE                           NONE

    The Fund has an Audit Committee currently consisting of Mr. Bren, Mr. McKernan and Mr. Oglesby. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that the Audit Committee will consist of four nominees for election as Trustees who are not "interested persons" of the

Fund, BSAM, Marvin & Palmer Associates, Inc., the Sub-Adviser to the International Equity Portfolio, Bear Stearns or Bear Stearns Funds Management Inc. ("BSFM"), the Fund's Administrator. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent auditors, reviews with such accountants the scope and results of the Fund's annual audit, reviews the annual and semi-annual financial reports of the Fund and considers any comments which the accountants may have regarding the Fund's financial statements or books of account. Effective April 1, 2000, Audit Committee members receive additional compensation of $500 for attending any Audit Committee meeting in person or by telephone. The Fund does not have a Nominating Committee or a Compensation Committee.

    During the fiscal year ended March 31, 1999, the Board of Trustees held four meetings and the Audit Committee held two meetings. During such fiscal year, each Trustee attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he has been a Trustee); and (ii) the total number of meetings held by any committee of the Board of Trustees on which he served.

EXECUTIVE OFFICERS

    The Fund's executive officers are set forth below. The business address of each is 575 Lexington Avenue, New York, New York 10022 or as otherwise indicated. The executive officers receive no compensation from the Fund.

                                          PRINCIPAL OCCUPATION DURING THE                       POSITION WITH
            NAME                 AGE              PAST FIVE YEARS          OFFICER SINCE           THE FUND
            ----               --------   -------------------------------  -------------   ------------------------
Michael Minikes..............     56      See table of nominees under          1997        Trustee, Chairman of the
  245 Park Avenue                         "Election of Trustees"                           Board
  New York, New York 10167

Doni L. Fordyce..............     40      See table of nominees under          1997        President
                                          "Election of Trustees"

Barry Sommers................     30      Since 1997, Managing Director        1997        Executive Vice President
                                          and Head of Marketing and Sales
                                          for The Bear Stearns Funds;
                                          from 1995 to 1997, Vice
                                          President, Mutual Fund Sales,
                                          Goldman, Sachs & Co.

Stephen A. Bornstein.........     56      Managing Director of Bear            1995        Vice President and
                                          Stearns, Legal Department;                       Secretary
                                          since 1997, General Counsel,
                                          BSAM

Frank J. Maresca.............     41      Since 1997, Managing Director        1995        Vice President and
                                          of Bear Stearns; Associate                       Treasurer
                                          Director prior thereto; since
                                          1997, Chief Executive Officer
                                          and President of BSFM;
                                          Executive Vice President prior
                                          thereto.

Vincent L. Pereira...........     34      Since 1999, Managing Director        1995        Assistant Treasurer
                                          of Bear Stearns; Associate
                                          Director prior thereto; since
                                          1997, Executive Vice President,
                                          Treasurer and Secretary of
                                          BSFM; Vice President of BSFM
                                          prior thereto.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE PROPOSED SLATE OF NOMINEES.

               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS

    Deloitte & Touche LLP has been selected by vote of the Board of Trustees, including a majority of the independent Trustees, as the Fund's independent auditors for the fiscal year ending March 31, 2001. The employment of Deloitte & Touche LLP is conditioned upon the right of the Fund, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

    Deloitte & Touche LLP has acted as the Fund's independent auditors since 1995. If the Fund's shareholders do not ratify the selection of Deloitte & Touche LLP, other certified auditors will be considered for selection by the Board of Trustees.

    Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Deloitte & Touche LLP are present, they will be available to respond to appropriate questions from shareholders.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP.

                    PROPOSAL 3 -- APPROVAL OF AN AMENDED AND
           RESTATED INVESTMENT ADVISORY AGREEMENT FOR EACH PORTFOLIO

    The Board of Trustees, including a majority of the independent Trustees, has approved, and recommends that shareholders of each Portfolio approve, a proposal to adopt an Amended and Restated Investment Advisory Agreement with Bear Stearns Asset Management Inc. ("BSAM"). The Amended and Restated Investment Advisory Agreement (i) consolidates all current investment advisory agreements into a single agreement with a single renewal date; (ii) modifies the list of enumerated expenses borne by a participating money market fund portfolio to include annual premiums for insurance coverage against credit defaults and similar losses on securities in its investment portfolio; (iii) modifies certain current investment advisory agreements by including a "soft dollars" provision that explicitly allows BSAM to select brokers or dealers who also provide brokerage and research services to BSAM, the Portfolio, and/or other accounts over which BSAM exercises investment discretion for the purpose of making the policy consistent among all of the Portfolios managed by BSAM; and (iv) clarifies the authority of BSAM to aggregate orders among a Portfolio and other clients of BSAM. The Proposal will not change the amount of advisory fees that any Portfolio will pay or add any additional costs to a Portfolio that were previously borne by BSAM.

MODERNIZATION OF THE CURRENT INVESTMENT ADVISORY AGREEMENTS

    The Fund's Board of Trustees authorized a review of the current investment advisory agreements applicable to the Fund's Portfolios with the goal of combining them into a single agreement with a single renewal date. The amendments simplify, modernize and make the provisions of the current investment advisory agreements consistent for all of the Portfolios managed by BSAM.

    The amendments, which are described in the following paragraphs, either state or clarify BSAM's present activities and obligations as investment adviser of the Portfolios, and will not materially affect the way in which BSAM manages a Portfolio in the future. In addition, the amendment relating to soft dollars will not result in any additional benefit to BSAM, or its affiliates, because it reflects existing practices. In approving the following amendments, the Board of Trustees considered that the amendments merely reflect the current operation of the Portfolios, and concluded that the amendments are in the best interests of the shareholders of the Portfolios.

    SOFT DOLLARS. A provision of the Amended and Restated Investment Advisory Agreement explicitly allows BSAM to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to BSAM, the Portfolio, and/or other accounts over which BSAM exercises investment discretion. BSAM must seek brokers or dealers, which may include affiliated brokers or dealers, who provide the best execution of the Portfolio's transactions. The factors that are to be considered in determining best execution, which do not solely include lowest commission or best net price, are described in the Amended and Restated Investment Advisory Agreement. The Amended and Restated Investment Advisory Agreement permits BSAM to select brokers or dealers (including Bear Stearns) who provide brokerage and research services and pay such brokers or dealers a commission which is in excess of the amount of commission another broker or dealer would have charged if BSAM makes a good faith determination that the commission is reasonable in relation to the services provided. The Amended and Restated Investment Advisory Agreement provides that such transactions shall be reported to the Board of Trustees of the Fund. The Amended and Restated Sub-Investment Advisory Agreement provides that transactions of affiliated brokers and dealers must comply with applicable regulations and authorizes affiliated brokers and dealers to retain commissions earned from effecting Portfolio transactions and to pay out of such commissions any compensation due to others in connection with effecting the transaction.

    AGGREGATION OF ORDERS. There is also a clarification of the authority of BSAM to aggregate the securities to be sold or purchased with those of other clients of BSAM if, in BSAM's reasonable judgment, such aggregation will result in an overall benefit to the Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and trading requirements.

INSURANCE COVERAGE.

    Money market funds, such as the Prime Money Market Portfolio, attempt to maintain a stable net asset value of $1.00 per share. The possibility exists, however, that certain events, such as a material default on a security in a money market fund's investment portfolio, could cause the fund to sustain a loss that results in the net asset value of the fund falling below $1.00 per share. A money market fund may obtain insurance to minimize (but not eliminate) the risk of such a loss. The insurance coverage would provide protection against credit defaults and similar losses on securities in a money market fund's investment portfolio. However, certain other losses, such as those due to interest rate fluctuations, would not be covered, and, despite insurance coverage, a money market fund's net asset value still could fall below $1.00 per share. The amendment modifies the list of enumerated expenses borne by a participating money market fund Portfolio to include annual premiums for insurance coverage covering credit defaults and similar losses on securities.

    The Board of Trustees of the Fund recommends that shareholders of each Portfolio approve the amendments to the current investment advisory agreements. There is no assurance that the Board of Trustees will obtain this insurance in the future. The Form of Amended and Restated Investment Advisory Agreement is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the agreement is only a summary.

CURRENT INVESTMENT ADVISORY AGREEMENTS

    See the Appendix attached to this Proxy Statement for information with respect to the current investment advisory agreements and the fees paid by each Portfolio of the Fund to BSAM and its affiliates during the fiscal year ended March 31, 1999 and for additional information concerning BSAM.

BOARD CONSIDERATION.

    The proposal to present the Amended and Restated Investment Advisory Agreement to shareholders was approved by the Fund's Board of Trustees, including the independent Trustees, on February 7, 2000. The Board received materials relating to the proposed Amended and Restated Investment Advisory Agreement in advance of such meeting and also relied upon information regarding the operations of

BSAM and the background and experience of its investment personnel, including the information provided at each meeting at which the Board of Trustees approved a continuation of an investment advisory agreement. The Trustees also considered that the fees and investment advisory services to be performed under the proposed Amended and Restated Investment Advisory Agreement are the same as those under the existing investment advisory agreements.

    In considering the Amended and Restated Investment Advisory Agreement, the independent Trustees were advised by independent legal counsel to the independent Trustees. Based on their evaluation of all material factors, the Trustees concluded (i) that the existing investment advisory fee structure is fair and reasonable; and (ii) that the proposed addition of an insurance premium as an expense borne directly by a participating money market fund under the proposed Amended and Restated Investment Advisory Agreement is in the best interests of the Prime Money Market Portfolio's shareholders and the other proposed amendment provisions are in the best interests of each Portfolio's shareholders. The Board of Trustees, including the independent Trustees, voted to approve the submission of the Amended and Restated Investment Advisory Agreement to shareholders of each Portfolio.

    If the Amended and Restated Investment Advisory Agreement is not approved by shareholders of a Portfolio, BSAM will continue to serve as the investment adviser to the Portfolio pursuant to the terms of the current investment advisory agreement.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT.

               PROPOSAL 4 -- APPROVAL OF AN AMENDED AND RESTATED
    SUB-INVESTMENT ADVISORY AGREEMENT FOR THE INTERNATIONAL EQUITY PORTFOLIO

    The Board of Trustees, including a majority of the independent Trustees, has approved, and recommends that shareholders of the International Equity Portfolio approve, a proposal to adopt an Amended and Restated Sub-Investment Advisory Agreement with Marvin & Palmer Associates, Inc. ("M&P"). The Amended and Restated Sub-Investment Advisory Agreement modifies the current sub-investment advisory agreement by including a "soft dollars" provision that explicitly allows M&P to select brokers or dealers who also provide brokerage and research services to M&P, the Portfolio, and/or other accounts over which M&P exercises investment discretion and clarifies the authority of M&P to aggregate orders among the Portfolio and other clients of M&P. The Proposal will not change the amount of sub-advisory fees that BSAM pays to M&P.

MODERNIZATION OF THE CURRENT SUB-INVESTMENT ADVISORY AGREEMENT

    The amendments, which are described in the following paragraphs, either state or clarify M&P's present activities and obligations as sub-investment adviser of the International Equity Portfolio, and will not materially affect the way in which M&P manages the Portfolio in the future. In addition, the amendment relating to soft dollars will not result in any additional benefit to M&P, or its affiliates, because it reflects existing practices. In approving the following amendments, the Board of Trustees considered that the amendments merely reflect the current operation of the International Equity Portfolio, and concluded that the amendments are in the best interests of the shareholders of the International Equity Portfolio.

    SOFT DOLLARS. A provision of the Amended and Restated Sub-Investment Advisory Agreement explicitly allows M&P to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to M&P, the International Equity Portfolio, and/or other accounts over which M&P exercises investment discretion. M&P must seek brokers or dealers, which may include affiliated brokers or dealers, who provide the best execution of the Portfolio's transactions. The factors that are to be considered in determining best execution, which do not solely include lowest commission or best net price, are described in the Amended and Restated Sub-

Investment Advisory Agreement. The Amended and Restated Sub-Investment Advisory Agreement permits M&P to select brokers or dealers who provide brokerage and research services and pay such brokers or dealers a commission which is in excess of the amount of commission another broker or dealer would have charged if M&P makes a good faith determination that the commission is reasonable in relation to the services provided. The Amended and Restated Sub-Investment Advisory Agreement provides that such transactions shall be reported to the Board of Trustees of the Fund. The Amended and Restated Sub-Investment Advisory Agreement provides that transactions of affiliated brokers and dealers must comply with applicable regulations and authorizes affiliated brokers and dealers to retain commissions earned from effecting Portfolio transactions and to pay out of such commissions any compensation due to others in connection with effecting the transaction.

    On September 30, 1999, the Securities and Exchange Commission ("SEC") entered a Consent Order in IN THE MATTER OF MARVIN & PALMER ASSOCIATES, INC. ET AL. (Admin. Proc. File No. 3-10072). Without admitting or denying the allegations, M&P and David F. Marvin, its Chairman and Chief Executive Officer, consented to the Order in which the SEC found that M&P, Mr. Marvin and two unrelated parties violated, or aided in the violation of, Sections 206(1), 206(2) and 207 of the Investment Advisers Act of 1940 in connection with the alleged failure of M&P to properly disclose a soft dollar arrangement with a third party. The Consent Order, among other things, censured M&P and Mr. Marvin and ordered M&P to pay disgorgement and prejudgment interest in the aggregate amount of $976,980. M&P and Mr. Marvin were ordered to pay civil money penalties in the amounts of $50,000 and $25,000, respectively. Neither M&P nor Mr. Marvin is prohibited from acting as, or being associated with, an investment adviser. M&P has assured BSAM and the Fund that its consent to the Order will not have a material adverse effect on the International Equity Portfolio or the ability of M&P to perform its sub-investment advisory agreement with the Fund on behalf of the Portfolio.

    AGGREGATION OF ORDERS. There is also a clarification of the authority of M&P to aggregate the securities to be sold or purchased with those of other clients of M&P if, in M&P's reasonable judgment, such aggregation will result in an overall benefit to the International Equity Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and trading requirements.

    The Board of Trustees of the Fund recommends that shareholders of the International Equity Portfolio approve the amendments to the current sub-investment advisory agreement. The Form of Amended and Restated Sub-Investment Advisory Agreement is attached as Exhibit B. You should read the agreement. The description in this Proxy Statement of the agreement is only a summary.

CURRENT INVESTMENT SUB-ADVISORY AGREEMENT

    See the Appendix attached to this Proxy Statement for information with respect to the current investment sub-advisory agreement. There were no fees paid by BSAM to M&P during the fiscal year ended March 31, 1999.

BOARD CONSIDERATION.

    The proposal to present the Amended and Restated Sub-Investment Advisory Agreement to shareholders of the International Equity Portfolio was approved by the Fund's Board of Trustees, including the independent Trustees, on February 7, 2000. The Board received materials relating to the proposed Amended and Restated Sub-Investment Advisory Agreement in advance of such meeting and also relied upon information regarding the operations of M&P and the background and experience of its investment personnel, including the information provided at the last meeting at which the Board of Trustees approved a continuation of the sub-investment advisory agreement between BSAM and M&P. The Trustees also considered that the fees and sub-investment advisory services to be performed under the proposed

Amended and Restated Sub-Investment Advisory Agreement are the same as those under the existing sub-investment advisory agreement.

    In considering the Amended and Restated Sub-Investment Advisory Agreement, the independent Trustees were advised by independent legal counsel to the independent Trustees. Based on their evaluation of all material factors, the Trustees concluded (i) that the existing sub-investment advisory fee structure is fair and reasonable; and (ii) that the proposed amendment provisions are in the best interests of the Portfolio's shareholders. The Board of Trustees, including the independent Trustees, voted to approve the submission of the Amended and Restated Sub-Investment Advisory Agreement to shareholders of the International Equity Portfolio.

    If the Amended and Restated Sub-Investment Advisory Agreement is not approved by shareholders, M&P will continue to serve as the sub-investment adviser to the Portfolio pursuant to the current sub-investment advisory agreement.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF AN AMENDED AND RESTATED SUB-INVESTMENT ADVISORY AGREEMENT.

      PROPOSAL 5 -- APPROVAL OF AN AMENDED AND RESTATED DISTRIBUTION PLAN
                      FOR THE A, B AND C CLASSES OF SHARES
            (ALL PORTFOLIOS EXCEPT THE PRIME MONEY MARKET PORTFOLIO)

    Rule 12b-1 (the "Rule"), adopted by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule.

    It is proposed that amended and restated Rule 12b-1 Plans be approved as described below. The existing Rule 12b-1 Plan and the amended and restated Rule 12b-1 Plan for each Class of shares of a Portfolio are identical in all material respects, except that (i) the Plans have been consolidated into a single Plan for each Class of shares; and (ii) the Plans clarify that to the extent that certain types of expenditures may be deemed to constitute the indirect use of a Portfolio's assets for distribution such payments shall be authorized under the Plans. IN NO CASE IS THE RATE A CLASS OF SHARES OF A PORTFOLIO PAYS UNDER ITS RULE 12B-1 PLAN PROPOSED TO BE INCREASED. Copies of the Amended and Restated Distribution Plans for Class A Shares, Class B Shares and Class C Shares are attached as Exhibits C-1, C-2 and C-3, respectively. You should review Schedule I of the relevant Plan to determine the amount of the distribution fee applicable to your Class.

    The Fund's Board of Trustees authorized a review of the current distribution plans applicable to the Fund's Portfolios with the goal of combining them into a single Plan for each Class of shares. The Amended and Restated Distribution Plans simplify and make the provisions of each Plan consistent for each Class of shares.

DIRECT VERSUS INDIRECT USE OF A PORTFOLIO'S ASSETS

    If a Portfolio makes payments which are earmarked for distribution, that is obviously a direct use of a Portfolio's assets for distribution. If a Portfolio makes payments which are ostensibly for some other purpose, and the recipient of these payments finances distribution, the question arises as to whether the Portfolio's assets are being used indirectly. For example, a question could be raised as to whether expenditures by BSAM to finance distribution of a Portfolio's shares constitute an indirect use of a Portfolio's assets on the theory that BSAM is using funds derived from its investment advisory agreement. The Amended and Restated Distribution Plans clarify that any payments made by Bear Stearns, BSAM, BSFM or any sub-adviser, directly or through an affiliate, are, in each case, from its own resources and, to the extent that any such payments should be deemed to be indirect financing of any activity primarily intended to result in the sale of a Class of shares of a Portfolio within the context of the Rule, these payments shall be deemed to be authorized by the Plans.

CURRENT DISTRIBUTION PLANS

    See the Appendix attached to this Proxy Statement for information with respect to the current distribution plans and the fees paid by each Class of shares of a Portfolio pursuant to its plan during the fiscal year ended March 31, 1999.

BOARD CONSIDERATION

    The proposal to present the Amended and Restated Distribution Plans to shareholders was approved by the Fund's Board of Trustees, including the independent Trustees, on February 7, 2000. The Board received materials relating to the proposed Amended and Restated Distribution Plans in advance of such meeting and also relied upon information regarding the operations of Bear Stearns and the background and experience of its personnel, including the information provided at each meeting at which the Board of Trustees approved a continuation of a Plan. The Trustees also considered that the distribution fees under the proposed Amended and Restated Distribution Plans are the same as those under the existing Plans.

    In considering the Amended and Restated Distribution Plans, the independent Trustees were advised by independent legal counsel to the independent Trustees. Based on their evaluation of all material factors, the Trustees concluded (i) that the Distribution Plans are reasonable and in the best interests of the Fund's shareholders. The Board of Trustees, including the independent Trustees, voted to approve the submission of the Amended and Restated Distribution Plans to Class A, Class B and Class C shareholders of each Portfolio.

    If the Amended and Restated Distribution Plan is not approved by shareholders of a particular Class, the current Distribution Plan for such Class will continue to remain in effect.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED DISTRIBUTION PLANS.

        PROPOSAL 6 -- MODIFICATION OF THE PORTFOLIOS' FUNDAMENTAL POLICY
           REGARDING ISSUANCE OF SENIOR SECURITIES (INCOME PORTFOLIO,
                 S&P STARS PORTFOLIO, THE INSIDERS SELECT FUND,
           LARGE CAP VALUE PORTFOLIO AND SMALL CAP VALUE PORTFOLIO).

    Each of the Fund's Portfolios has a fundamental policy regarding the issuance of senior securities. The language of the Portfolios' policies, however, varies. It is proposed that the policy on senior securities be revised with respect to the Income, S&P STARS, The Insiders Select Fund, Large Cap Value and Small Cap Value Portfolios of the Fund to conform to the policy that is expected to become the standard for all of the Fund's Portfolios.

    Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as it maintains a segregated account containing liquid securities in value equal to its obligations to pay cash for the securities at a future date.

    Set forth below is the policy on issuance of senior securities, as proposed to be modified:

    The Portfolio may not issue any senior security (as such term is defined in
    Section 18(f) of the 1940 Act) except that (a) the Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and SEC interpretations of the 1940

    Act or an exemptive order; (b) the Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or SEC interpretations of the 1940 Act; and (c) subject to the Investment Restriction related to Borrowing, the Portfolio may borrow money as authorized by the 1940 Act.

    Currently, the Income, S&P STARS, The Insiders Select Fund, Large Cap Value and Small Cap Value Portfolios of the Fund each may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF A MODIFICATION OF A FUNDAMENTAL POLICY CONCERNING THE ISSUANCE OF SENIOR SECURITIES.

                 PROPOSAL 7 -- APPROVAL OF AMENDMENTS TO, AND A
                RESTATEMENT OF, THE FUND'S DECLARATION OF TRUST

    The Board of Trustees has approved, subject to shareholder approval, certain amendments to the Fund's Declaration of Trust. The amendments clarify and broaden the powers of the Trustees by giving them authority to (i) reorganize, consolidate or merge the Fund or any Portfolio created in the future with another trust, corporation or other similar entity, or series thereof (Proposal 7(a)); (ii) reorganize, consolidate or merge an existing Portfolio with another trust, corporation or other similar entity, or series thereof (Proposal 7(b));
(iii) provide for electronic and telephonic voting by shareholders (Proposal 7(c)); (iv) amend the Declaration of Trust without the necessity of obtaining the favorable vote of shareholders, unless required by applicable law (Proposal 7(d)); and (v) grant voting rights based on the dollar amount of a shareholder's investment in a Portfolio. As you consider each proposal, please review the text of the proposed amendments set forth in Exhibit D.

    In several cases, the proposed amendments give the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. In other cases, the proposed amendment merely confirms and clarifies the Trustees' ability to take certain action already permitted them under the Declaration of Trust in its current form. The increased flexibility provided by the proposed amendments may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Fund to operate in a more efficient and economical manner. Adoption of the proposed amendments will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders.

    Proposals 7(a) and 7(b) -- CONSOLIDATION OR MERGER OF THE FUND OR A PORTFOLIO OR TRANSFER OF THE FUND'S OR A PORTFOLIO'S ASSETS. The Declaration of Trust does not contain an express provision regarding the reorganization or merger of the Fund or any Portfolio into another trust or a corporation, partnership, limited liability company or similar entity. Subject to applicable state and federal law, certain powers of the Trustees under the Declaration of Trust may be construed to allow the Trustees to reorganize or merge the Fund or any Portfolio in this manner without shareholder approval. In order that this power be expressly stated in the Declaration of Trust, the Trustees have approved certain amendments to the Declaration of Trust which are being submitted for shareholder approval separately as Proposals 7(a) and 7(b).

    Under Proposal 7(a), the shareholders of all Portfolios are being asked to approve an amendment to the Declaration of Trust that would expressly permit a majority of Trustees then in office to approve (i) the consolidation or merger of the Fund or any Portfolio created after the date on which shareholders approve Proposal 7(a) into another trust or a corporation, partnership, limited liability company or similar entity (or series thereof) or (ii) the transfer of a substantial portion of the assets by the Fund or any Portfolio created after the date on which shareholders approve Proposal 7(a) to another trust or a corporation, partnership, limited liability company or similar entity (or series thereof). Because it affects the Fund as a whole, Proposal 7(a) requires the approval of a majority of the shares of the Fund outstanding and entitled to vote (all Portfolios voting together as a single class).

    Under Proposal 7(b), the shareholders of each Portfolio are being asked to approve an amendment to the Declaration of Trust that would expressly permit a majority of Trustees then in office to approve (i) the consolidation or merger of their Portfolio into another trust or a corporation, partnership, limited liability company or similar entity (or series thereof) or (ii) the transfer of a substantial portion of the assets by their Portfolio to another trust or a corporation, partnership, limited liability company or similar entity (or series thereof). Proposal 7(b) is being considered separately by shareholders of each Portfolio; the votes cast on Proposal 7(b) by shareholders of one Portfolio will, therefore, determine only whether the amendment is approved with respect to that Portfolio.

    Although the Trustees have no present intention of reorganizing the Fund or any Portfolio, they may determine at some point in the future that a reorganization would be in the interest of the Fund or one or more Portfolios. For example, to reduce the cost and scope of state and regulatory constraints or to take advantage of more favorable tax treatment offered by another state, the Trustees may determine that it would be in shareholders' interest to reorganize the Fund to domicile it in another state or to change its legal form. Alternatively, the Trustees may determine at some future point that the Fund or a Portfolio has insufficient assets to invest effectively or has excessively high expense levels. Under such circumstances, and absent other viable alternatives, the Trustees may determine that reorganizing the Fund or a Portfolio into a successor entity that would be able to invest effectively or would be able to operate at acceptable expense levels following reorganization is in the interest of shareholders. In each case, the Trustees believe that it would be in the interest of shareholders for the Fund or a Portfolio to take the necessary action without the delay and expense associated with a shareholder meeting.

    In each instance, whether under the current Declaration of Trust or under the Declaration of Trust as amended, the Trustees have a fiduciary responsibility to first determine that a proposed reorganization is in the interest of the affected shareholders. Any exercise of this power is also subject to any applicable requirements of the 1940 Act and Massachusetts law.

    In the event that shareholders do not approve Proposal 7(a) or shareholders of a Portfolio do not approve Proposal 7(b), the Declaration of Trust will remain unchanged in that respect, and the Trustees will consider what action, if any, should be taken.

    Proposal 7(c) -- ELECTRONIC AND TELEPHONIC VOTING. The Fund's Declaration of Trust does not expressly address the manner in which proxies may be given by shareholders. The proposed amendment will expressly permit proxies to be given orally or by any computerized, telephonic or mechanical data gathering process which, should the Trustees choose to authorize these methods of voting in any particular instance, would offer shareholders greater flexibility to cast their votes by phone or over the Internet in addition to using written proxies.

    In the event that the amendment to the Declaration of Trust to allow shareholders to give proxies orally or in writing or pursuant to any computerized, telephonic or mechanical data gathering process is not approved by shareholders of the Fund, the Declaration of Trust will remain unchanged in this respect and the Trustees will consider what action, if any, should be taken.

    Proposal 7(d) -- AMENDMENTS. The Fund's Declaration of Trust generally requires the approval of the holders of a majority of the outstanding shares of the Fund (or series or class of shares on matters only affecting such series or class) to amend the Declaration of Trust. To enable the Fund to be more flexible in the operation of its Portfolios and to respond quickly and favorably to changing markets without going to the expense and delay of holding a meeting of shareholders, the Trustees are seeking shareholder approval of an amendment to the Declaration of Trust that would permit amendments to the Fund's Declaration of Trust at any time by vote of a majority of the Trustees then in office unless shareholder approval is required by applicable law. Except for the proposed amendments referred to in Proposals 7(a) through 7(c) and Proposal 7(e), the Trustees have no present intention of recommending any amendments to the Fund's Declaration of Trust. As discussed above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the interest of shareholders.

    In the event that the proposed amendment regarding amendments to the Declaration of Trust is not approved by shareholders of the Fund, the Declaration of Trust will remain unchanged in this respect and the Trustees will consider what action, if any, should be taken.

    Proposal 7(e) -- DOLLAR-BASED VOTING RIGHTS. The Declaration of Trust currently provides for share-based voting rights. 'Share-based voting rights' means that each Fund share is entitled to one vote. When a fund has multiple portfolios -- something your Fund now has -- the share prices of the portfolios differ. If voting is share-based, owners of lower priced shares have a greater amount of influence on matters submitted to a shareholder vote than shareholders holding an equivalent amount of higher priced shares. The proposed amendment replaces share-based voting rights with dollar-based voting rights. Dollar-based voting rights entitle each shareholder to one vote for each dollar of net asset value held by that shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power is in direct proportion to the shareholder's investment in the Fund or a Portfolio. The Example below illustrates the relative effects of each system of voting rights.

EXAMPLE:

                                                  NET ASSET VALUE    NUMBER OF    SHARE-BASED   DOLLAR-BASED
                                                     PER SHARE      SHARES HELD      VOTES         VOTES
                                                  ---------------   -----------   -----------   ------------
Portfolio A.....................................       $ 1.00           100           100             100
Portfolio B.....................................       $10.00           100           100           1,000

    In the event that the proposed amendment regarding dollar-based voting is not approved by shareholders of the Fund, the Declaration of Trust will remain unchanged in this respect and the Trustees will consider what action, if any, should be taken. Even if the proposed amendment regarding dollar-based voting is approved by shareholders at this Meeting, there is no assurance that dollar-based voting will be implemented by the time of the holding of the next meeting of shareholders.

    Please read the text of the proposed amendments in Exhibit D. The description in this Proxy Statement of the amendments is only a summary of the proposed changes.

    If approved by shareholders, Articles of Amendment to the Fund's Declaration of Trust reflecting the changes so approved will be executed and filed in Massachusetts. After that filing becomes effective, a Restated Declaration of Trust that only restates and integrates the provisions of the articles as theretofore amended will also be executed and filed in the Commonwealth.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE FUND'S DECLARATION OF TRUST.

                               OTHER INFORMATION

    VOTING INFORMATION AND DISCRETION OF THE PERSONS NAMED AS PROXIES. While the Meeting is called upon to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

    If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the Proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal, against any such adjournment. A vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes for its approval have been received and it is appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

    SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF THE FUND. Under the Fund's Agreement and Declaration of Trust and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Fund does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at 575 Lexington Avenue, New York, New York 10022, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                                            By Order of the Board of Trustees,

                                                 /s/ Stephen A. Bornstein

                                                   STEPHEN A. BORNSTEIN
                                                        SECRETARY

                                    APPENDIX

    INVESTMENT ADVISORY AGREEMENTS. Bear Stearns Asset Management Inc. ("BSAM") provides investment advisory services to each Portfolio pursuant to current Investment Advisory Agreements with the Fund (each a "Current Advisory Agreement") dated as shown in the following table:

                                                                                   DATE(S) LAST SUBMITTED      PURPOSE OF
                                                           CURRENT ADVISORY           TO SHAREHOLDERS         SUBMISSION TO
PORTFOLIOS                                                 AGREEMENT DATE(S)            FOR APPROVAL          SHAREHOLDERS
----------                                             -------------------------   ----------------------   -----------------
Income, Large Cap, Small Cap Portfolios..............  February 22, 1995, as       February 22, 1995        Initial Approval
                                                       revised May 4, 1995

Money Market Portfolio...............................  June 2, 1997                July 14, 1997            Initial Approval

S&P STARS Portfolio..................................  June 25, 1997               June 18, 1997            Initial Approval

Balanced, High Yield, International Equity             September 8, 1997           December 19, 1997        Initial Approval
  Portfolios.........................................

Focus List Portfolio.................................  December 29, 1997           December 29, 1997        Initial Approval

Insiders Select Fund.................................  January 20, 1998            January 20, 1998         New Benchmark

Emerging Markets Debt Portfolio......................  July 29, 1999               April 29, 1999           Initial Approval

    As to each Portfolio, the Current Advisory Agreement is subject to annual approval by (i) the Board or (ii) the vote of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreements, last approved the Current Advisory Agreements at a meeting held on February 7, 2000. Each Current Advisory Agreement is terminable, as to a Portfolio, without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. As to the relevant Portfolio, the Current Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chief Executive Officer, Chairman of the Board and Director; Doni L. Fordyce, Executive Vice President, Chief Operating Officer and Director; Stephen
A. Bornstein, Executive Vice President and General Counsel; Earl V. Hedin, Chief Financial Officer; and Warren J. Spector and Robert M. Steinberg, Directors.

    ADVISORY FEES. The following table shows the monthly fees that the Fund has agreed to pay BSAM for advisory services to the Portfolios, at the indicated annual percentage of the value of a Portfolio's average daily net assets.

PORTFOLIO                                                    ADVISORY FEE
---------                                         ----------------------------------
Money Market Portfolio..........................                0.20%

Income Portfolio................................                0.45%

High Yield Portfolio............................                0.60%

Emerging Markets Debt Portfolio.................        1.00% of assets up to
                                                    $50 million, 0.85% of assets
                                                       between $50 million and
                                                   $100 million and 0.55% of assets
                                                         above $100 million

S&P STARS Portfolio.............................                0.75%

Focus List Portfolio............................                0.65%

Large Cap Portfolio.............................                0.75%

Small Cap Portfolio.............................                0.75%

Insiders Select Fund............................                1.00%

Balanced Portfolio..............................                0.65%

International Equity Portfolio..................                1.00%

    THE INSIDERS SELECT FUND. The monthly fee that The Insiders Select Fund will pay BSAM will be adjusted monthly if the Portfolio's performance outperforms or underperforms the S&P MidCap 400 Index. This adjustment may increase or decrease the total advisory fee payable to BSAM by an annual rate of up to 0.50% of the value of the Portfolio" average daily net assets. The following table details this adjustment.

PERCENTAGE POINT DIFFERENCE BETWEEN DESIGNATED CLASS                       PERFORMANCE
PERFORMANCE (NET OF EXPENSES INCLUDING ADVISORY FEES)                       ADJUSTMENT
AND PERCENTAGE CHANGE IN THE S&P MIDCAP 400 INDEX             BASIC FEE      RATE (%)       TOTAL FEE
-------------------------------------------------             ---------   --------------   -----------
+3.00 percentage points or more.............................    1.00%             0.50%       1.50%

+2.75 percentage points or more but less than +3.00
  percentage points.........................................    1.00%             0.40%       1.40%

+2.50 percentage points or more but less than +2.75
  percentage points.........................................    1.00%             0.30%       1.30%

+2.25 percentage points or more but less than +2.50
  percentage points.........................................    1.00%             0.20%       1.20%

+2.00 percentage points or more but less than +2.25
  percentage points.........................................    1.00%             0.10%       1.10%

Less than +2.00 percentage points but more than -2.00
  percentage points.........................................    1.00%                0%       1.00%

-2.00 percentage points or less but more than -2.25
  percentage points.........................................    1.00%            -0.10%       0.90%

-2.25 percentage points or less but more than -2.50
  percentage points.........................................    1.00%            -0.20%       0.80%

-2.50 percentage points or less but more than -2.75
  percentage points.........................................    1.00%            -0.30%       0.70%

-2.75 percentage points or less but more than -3.00
  percentage points.........................................    1.00%            -0.40%       0.60%

-3.00 percentage points or less.............................    1.00%            -0.50%       0.50%

    The following table shows the investment advisory fees that the Portfolios paid to BSAM and the amounts that BSAM waived for the fiscal year ended
March 31, 1999.

PORTFOLIO                                                        PAID       WAIVED
---------                                                     ----------   --------
Money Market Portfolio......................................  $   33,827   $400,797
Income Portfolio............................................  $        0   $ 50,882
High Yield Portfolio........................................  $   25,136   $416,687
Emerging Markets Debt Portfolio.............................  $   88,623   $335,209
S&P STARS Portfolio.........................................  $1,291,152   $716,763
Insiders Select Fund........................................  $      759   $321,688
Large Cap Portfolio.........................................  $        0   $165,850
Small Cap Portfolio.........................................  $   67,550   $400,694
Focus List Portfolio........................................  $        0   $ 63,550
Balanced Portfolio..........................................  $        0   $101,976
International Equity Portfolio..............................  $        0   $114,148

    In addition, BSAM reimbursed the following amounts for the fiscal year ended March 31, 1999 in order to maintain applicable voluntary expense limitations.

PORTFOLIO                                                       PAID
---------                                                     --------
Money Market Portfolio......................................  $142,863
Income Portfolio............................................  $299,061
High Yield Portfolio........................................  $121,391
Emerging Markets Debt Portfolio.............................  $137,134
Insiders Select Fund........................................  $ 42,908
Large Cap Portfolio.........................................  $157,111
Small Cap Portfolio.........................................  $ 28,865
Focus List Portfolio........................................  $218,241
Balanced Portfolio..........................................  $224,243
International Equity Portfolio..............................  $157,011

    In addition to the Fund, BSAM serves as investment adviser to the registered investment company listed below.

                                                     NET ASSETS AS OF         AMOUNT OF
NAME OF FUND                                        DECEMBER 31, 1999    ANNUAL ADVISORY FEE
------------                                        ------------------   -------------------
Managed Securities Plus Fund, Inc.................        $1,641                 0.075%*

       --------------------------

       * As of December 6, 1999, such fee was waived.

    SUB-INVESTMENT ADVISORY AGREEMENT. Marvin & Palmer Associates, Inc. ("M&P") provides investment advisory services to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement with BSAM dated September 8, 1997 (the "Current Sub-Investment Advisory Agreement"). The Current Sub-Investment Advisory Agreement had an initial term of one year from the date of execution and will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act), provided that in either case its continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, BSAM or M&P, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board most recently approved the Current Sub-Investment Advisory Agreement on February 7, 2000. The Current Sub-Investment Advisory Agreement may be terminated without penalty, (i) by BSAM upon 60 days' notice to M&P, (ii) by the Board or by vote of the holders of a majority of the Portfolio's shares upon 60 days' notice to M&P, or (iii) by M&P upon not less than 90 days' notice to the Fund and BSAM. The Current Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). As compensation for M&P's services, BSAM has agreed to pay M&P a monthly fee calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end, and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $65 million at the relevant month end. The table below gives the name, address and principal occupation of each director and principal executive officer of M&P.

NAME                                            ADDRESS               POSITION WITH M&P     PRINCIPAL OCCUPATION
----                                   --------------------------   ---------------------   --------------------
David F. Marvin.....................   1201 N. Market Street        Chairman, Chief         Same
                                       Suite 2300                   Executive Officer and
                                       Wilmington, Delaware 19801   Director

Stanley Palmer......................   1201 N. Market Street        President and           Same
                                       Suite 2300                   Director
                                       Wilmington, Delaware 19801

Karen T. Buckley....................   1201 N. Market Street        Senior Vice             Same
                                       Suite 2300                   President, Chief
                                       Wilmington, Delaware 19801   Financial Officer and
                                                                    Director

Irving S. Shapiro...................   Skadden, Arps, Slate,        Director and Advisory   Of Counsel, Skadden,
                                       Meagher & Flom LLP           Board Member            Arps, Slate,
                                       One Rodney Square                                    Meagher & Flom LLP
                                       Wilmington, Delaware 19801

The Rt. Hon. Lord Moore.............   85 Church Road               Director and Advisory   Chairman, Credit
                                       Wimbledon, London            Board Member            Suisse Asset
                                       SW19 5AL U.K.                                        Management Ltd, and
                                                                                            European Chairman,
                                                                                            Monitor Company

The Hon. Charles J. Pilliod, Jr.....   670 W. Market Street         Director and Advisory   Member of the Board
                                       Suite B                      Board Member            of Directors,
                                       Akron, Ohio 44303                                    Dal-Tile Corporation

    ADMINISTRATION AGREEMENT. Bear Stearns Funds Management Inc. ("BSFM"), a wholly owned subsidiary of The Bear Stearns Companies Inc., 575 Lexington Avenue, New York, New York 10022, provides certain administrative services to the Fund pursuant to the Administration Agreement with the Fund dated
February 22, 1995, as revised April 11, 1995, June 2, 1997, September 8, 1997, February 4, 1998 and July 29, 1999. The Administration Agreement was last approved as of February 7, 2000 and thereafter will be subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, provided that in either event its continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement may be terminated without penalty on 60 days' notice by the Board or by vote of the holders of a majority of the Portfolio's shares or, upon not less than 90 days' notice, by BSFM. As to each Portfolio, the Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    For administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15% of the average daily net assets of each Portfolio other than the Money Market Portfolio. The Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.05% of the average daily net assets of the

Money Market Portfolio. The following table shows the administration fees that the Portfolios paid to BSFM for the fiscal year ended March 31, 1999.

PORTFOLIO                                                       PAID
---------                                                     --------
Money Market Portfolio......................................  $108,656
Income Portfolio............................................  $ 16,960
High Yield Portfolio........................................  $110,456
Emerging Markets Debt Portfolio+............................  $      0
S&P STARS Portfolio.........................................  $401,582
Insiders Select Fund........................................  $ 68,666
Large Cap Portfolio.........................................  $ 33,079
Small Cap Portfolio.........................................  $ 99,413
Focus List Portfolio........................................  $ 14,665
Balanced Portfolio..........................................  $ 23,533
International Equity Portfolio..............................  $ 17,122

       --------------------------

       + Prior to July 29, 1999, BSAM paid BSFM this fee from its management fee.

    DISTRIBUTION PLANS. Rule 12b-1 adopted by the SEC under Section 12 of the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board has adopted a distribution plan with respect to Class A, Class B and Class C shares (the "Current Distribution Plans"). Each Current Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such affected shareholders and that other material amendments of the Plan must be approved by the Board, and by the Trustees who are neither "interested persons" (as defined by the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Fund is required by an SEC rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Current Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Current Distribution Plan and related agreement is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. An amended and restated distribution plan was most recently approved on February 7, 2000. Each Current Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement may be terminated without penalty, at any time, by such vote of the Trustees upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    The following tables show the amounts that each class of shares of each Portfolio paid for the fiscal year ended March 31, 1999 under the relevant Current Distribution Plan including amounts (i) paid to broker-dealers, and
(ii) retained by the Distributor for commissions it advanced to dealers for fund share sales and other distribution expenses including, advertising, printing, mailing prospectuses to prospective shareholders, compensation to sales personnel, and interest, carrying, or other financing charges. These tables include amounts paid for personal services rendered to shareholders of the Portfolios. Prior to February 1999, amounts paid for shareholder servicing were paid through the Current Distribution Plans with respect to Class A and Class C shares of the Income, Large Cap, Small Cap and S&P STARS Portfolios and The Insiders Select Fund, and through separate Shareholder Servicing Plans with respect to the other Portfolios (see "Shareholder Servicing Plan," below).

                                    CLASS A

                                                               TOTAL     BROKER-
PORTFOLIO                                                     PAYMENTS   DEALERS    DISTRIBUTOR
---------                                                     --------   --------   -----------
Income Portfolio............................................  $ 15,836   $ 11,276    $  4,560
High Yield Portfolio........................................  $138,476   $ 13,924    $124,552
Emerging Markets Debt Portfolio.............................  $113,931   $ 86,913    $ 27,018
S&P STARS Portfolio.........................................  $682,524   $489,767    $192,757
Insiders Select Fund........................................  $124,069   $ 83,259    $ 40,810
Large Cap Portfolio.........................................  $ 46,716   $ 33,523    $ 13,193
Small Cap Portfolio.........................................  $111,413   $ 87,549    $ 40,810
Focus List Portfolio........................................  $ 21,863   $  2,435    $ 19,428
Balanced Portfolio..........................................  $ 23,454   $  2,672    $ 20,782
International Equity Portfolio..............................  $ 30,684   $  3,611    $ 27,073

                                    CLASS B

                                                               TOTAL     BROKER-
PORTFOLIO                                                     PAYMENTS   DEALERS    DISTRIBUTOR
---------                                                     --------   --------   -----------
Income Portfolio............................................  $  4,599    $   36     $  4,563
High Yield Portfolio........................................  $148,999    $1,881     $147,118
Emerging Markets Debt Portfolio.............................  $ 12,295    $  185     $ 12,110
S&P STARS Portfolio.........................................  $193,055    $2,594     $190,461
Insiders Select Fund........................................  $ 63,310    $  602     $ 67,708
Large Cap Portfolio.........................................  $ 12,841    $  134     $ 12,707
Small Cap Portfolio.........................................  $ 21,972    $  179     $ 21,793
Focus List Portfolio........................................  $ 31,426    $  896     $ 30,530
Balanced Portfolio..........................................  $ 14,094    $  559     $ 13,535
International Equity Portfolio..............................  $ 26,946    $1,337     $ 25,609

                                    CLASS C

                                                               TOTAL     BROKER-
PORTFOLIO                                                     PAYMENTS   DEALERS    DISTRIBUTOR
---------                                                     --------   --------   -----------
Income Portfolio............................................  $ 17,360   $ 11,983    $  5,377
High Yield Portfolio........................................  $183,211   $ 11,093    $172,118
Emerging Markets Debt Portfolio.............................  $ 33,433   $ 21,054    $ 12,379
S&P STARS Portfolio.........................................  $714,370   $510,458    $203,912
Insiders Select Fund........................................  $130,390   $ 85,454    $ 44,936
Large Cap Portfolio.........................................  $ 55,531   $ 42,660    $ 12,871
Small Cap Portfolio.........................................  $151,596   $115,051    $ 36,545
Focus List Portfolio........................................  $ 22,616   $  3,367    $ 19,249
Balanced Portfolio..........................................  $  9,368   $  2,286    $  7,082
International Equity Portfolio..............................  $ 25,834   $  6,123    $ 19,711

    SHAREHOLDER SERVICING PLAN. The Fund has adopted a shareholder servicing plan on behalf of Class A, Class B and Class C shares of the Portfolios (the "Current Shareholder Servicing Plan"). In accordance with the Current Shareholder Servicing Plan, the Fund may enter into agreements under which a Portfolio pays fees of up to 0.25% of the average daily net assets of a share Class for expenses incurred in connection with the personal service and maintenance of Portfolio shareholder accounts, responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Prior to February 1999, service fees were paid through the distribution plan of Class A and Class C shares of the Income, Large Cap, Small Cap and S&P STARS Portfolios and The Insiders Select Fund.

    BROKERAGE COMMISSIONS. The following table shows the total brokerage commissions that each Portfolio paid during the fiscal year ended March 31, 1999 (including the amount paid to Bear Stearns). The table also shows the percentage of total commissions paid to Bear Stearns and commissions paid as a percentage of total transactions. No brokerage commissions were paid by the Money Market or Income Portfolios.

                                            TOTAL COMMISSIONS
                                             PAID (INCLUDING
                                            COMMISSIONS PAID    COMMISSIONS PAID    % PAID TO      % OF TOTAL
PORTFOLIO                                   TO BEAR STEARNS)    TO BEAR STEARNS    BEAR STEARNS   TRANSACTIONS
---------                                   -----------------   ----------------   ------------   ------------
High Yield................................       $  3,600           $    900          25.00%          0.44%
Emerging Markets Debt Portfolio...........       $  2,972           $      0              0%          0.26%
S&P STARS.................................       $780,970           $500,570          64.10%          0.18%
Insiders Select Fund......................       $161,821           $ 15,902           9.83%          0.19%
Large Cap.................................       $ 23,164           $  1,602           6.92%          0.14%
Small Cap.................................       $120,832           $  3,540           2.93%          0.27%
Focus List................................       $ 23,472           $ 23,472         100.00%          0.16%
Balanced..................................       $ 12,605           $  5,688          45.12%          0.16%
International Equity......................       $ 67,305           $    259           0.38%          0.24%

                                                                       EXHIBIT A

                                    FORM OF
                              AMENDED AND RESTATED
                         INVESTMENT ADVISORY AGREEMENT

                             THE BEAR STEARNS FUNDS
                              575 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022

                                                                          , 2000

Bear Stearns Asset Management Inc.

575 Lexington Avenue

New York, New York 10022

Dear Sirs:

    The above-named investment company (the "Fund"), with respect to the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), herewith confirms its agreement with you as follows:

    The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its offering documents (Part A and Part B) as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.

    You may render services through your own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Fund under applicable laws and are under your common control as long as all such persons are functioning as part of an organized group of persons, and such organized group of persons, with respect to the services used by the Fund, is managed at all times by your authorized officers. It is also understood that you may from time to time, subject to the approval by the Fund's Board and shareholders of the Series, as necessary, employ or associate yourself with such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. You will be as fully responsible to the Fund for the acts and omissions of such persons as you are for your own acts and omissions. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

    Subject to the supervision and approval of the Fund's Board, you will provide investment management of each Series' portfolio in accordance with such Series' investment objectives and policies as stated in the Fund's offering documents (Part A and Part B) as from time to time in effect. In connection, therewith, you will obtain and provide investment research and will supervise each Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Series assets. You will furnish to the Fund such statistical information, with respect to the investments which a Series may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting each Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.

    You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder, and the Fund agrees as an inducement to your undertaking the same that neither you nor any Sub-Investment Adviser shall be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series, provided that nothing herein shall be deemed to protect or purport to protect you or any Sub-Investment Adviser against any liability to the Fund or a Series or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of your duties hereunder or by reason of your reckless disregard of your obligations or duties hereunder (hereinafter "Disabling Conduct") or to which any Sub-Investment Adviser would otherwise be subject by reason of Disabling Conduct.

    In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the rate set forth on Schedule 1 hereto or will pay you in accordance with the methodology described on additional Schedules hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Part A and Part B. The fee for the period from the date of execution of this Agreement to the end of the month during which this Agreement has been executed shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

    For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of each Series' net assets.

    You will bear all expenses in connection with the performance of your services under this Agreement and will pay all fees of any Sub-Investment Adviser in connection with its duties in respect of a Series. All other expenses to be incurred in the operation of the Fund (other than those to be borne by a Sub-Investment Adviser, if any) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administration and fund accounting fees, charges of custodians, transfer and dividend disbursing agents fees, certain insurance premiums, insurance coverage against credit defaults and similar losses on securities held in a participating Series' money market fund investment portfolio, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining a Series' existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

    The Fund understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series.

    In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

    Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

    You shall place all orders for the purchase and sale of portfolio securities for a Series with brokers or dealers selected by you, which may include brokers or dealers affiliated with you to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the Fund's policies and procedures applicable to the Series. You shall use your best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to a Series. In assessing the best overall terms available for any transaction, you shall consider all factors you deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to you, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall you be under any duty to obtain the lowest commission or the best net price for any Series on any particular transaction, nor shall you be under any duty to execute any order in a fashion either preferential to any Series relative to other accounts managed by you or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to you and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or your overall responsibilities with respect to accounts over which you exercise investment discretion. You shall report to the Board of Trustees of the Fund regarding any overall commissions paid by a Series and their reasonableness in relation to their benefits to the Series. Any transactions for a Series that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. Each Series hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

    In executing portfolio transactions for a Series, you may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other portfolios or its other clients if, in your reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Series, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Fund's registration statement and the Series' Prospectus and Statement of Additional Information. In such event, you will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with your fiduciary obligations to the Series and such other clients.

    The Fund will indemnify you and any Sub-Investment Adviser, your officers, directors, employees and agents (each, an "indemnitee") against, and hold each indemnitee harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from Disabling Conduct by the indemnitee. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of Disabling Conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) the vote of a majority of a quorum of Board members who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Board members") or (b) an independent legal counsel in a written opinion. Each indemnitee shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Each indemnitee shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the indemnitee shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party Board members, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the indemnitee will ultimately be found to be entitled to indemnification. No provision of this Agreement shall be construed to protect any Board member or officer of the Fund, or any indemnitee, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

    As to each Series, this Agreement shall become effective upon its execution, shall remain in force for a period of two (2) years from that date and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board; or (ii) vote of a majority (as defined in the 1940 Act) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of such Series' shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the 1940 Act).

    The Fund recognizes that from time to time your directors, officers and employees may serve as trustees, directors, partners, officers and employees of other business trusts, corporations, partnerships or other entities (including other investment companies), and that such other entities may include the name "Bear Stearns" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Fund's investment adviser, the Fund agrees that, at your request, the Fund will take all necessary action to change the name of the Fund to a name not including "Bear Stearns" in any form or combination of words.

    This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the relevant Series and shall not be binding upon any Board member, officer or shareholder of the Fund individually.

    If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                                    Very truly yours,

                                                    THE BEAR STEARNS FUNDS

                                                    By:________________________
Accepted:

BEAR STEARNS ASSET MANAGEMENT INC.

By:________________________

                                   SCHEDULE 1

NAME OF SERIES                                      ANNUAL FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
--------------                                      ------------------------------------------------------
Prime Money Market Portfolio......................                         0.20%

Balanced Portfolio................................                         0.65%

High Yield Total Return Portfolio.................                         0.60%

International Equity Portfolio....................                         1.00%

S&P STARS Portfolio...............................                         0.75%

Focus List Portfolio..............................                         0.65%

Large Cap Value Portfolio.........................                         0.75%

Small Cap Value Portfolio.........................                         0.75%

Income Portfolio..................................                         0.45%

Emerging Markets Debt Portfolio...................  Asset level up to $50 million, 1.00%; asset level more than $50 million up to $100 million, 0.85%; asset
                                                            level more than $100 million, 0.55%

The Insiders Select Fund..........................                     See Schedule 2

                                   SCHEDULE 2

INSIDERS SELECT FUND

    The Fund will pay you, at the end of each month, a monthly advisory fee calculated at an annual rate of 1.0% of the Series' average daily net assets during such month (the "Basic Fee"). The Basic Fee will be adjusted each month (the "Monthly Performance Adjustment") depending on the extent to which the investment performance of the Class of shares expected to bear the highest total Series operating expenses (as such Class from time to time may be designated by the Fund's Board, the "Designated Class"), reflecting the deduction of expenses, exceeds or is exceeded by the percentage change in the investment record of the Standard & Poor's MidCap 400 Index (the "MidCap 400") for the immediately preceding twelve calendar months on a rolling basis. The rate of the Monthly Performance Adjustment may increase or decrease the fee payable to you by up to
 .50% per annum of the Series' average daily net assets.

    The performance of the Designated Class during a performance period will be calculated by first determining the change in the Class' net asset value per share during the period, assuming the reinvestment of distributions during that period, and then expressing this amount as a percentage of the net asset value per share at the beginning of the period. The performance of the MidCap 400 during a performance period is calculated as the sum of the change in the level of the index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the index accumulated to the end of the period.

    The total advisory fee, payable by the Fund to you at the end of each calendar month, will be equal to the Basic Fee for the month adjusted upward or downward for the month by the Monthly Performance Adjustment for the month. The monthly advisory fee will be calculated as follows: (1) one-twelfth of the 1% annual basic fee rate will be applied to the Series' average daily net assets over the most recent calendar month, giving a dollar amount which will be the Basic Fee for that month; (2) one-twelfth of the applicable performance adjustment fee rate from the table below will be applied to the Series' average daily net assets over the most recent month, giving a dollar amount which will be the Monthly Performance Adjustment; and (3) the Monthly Performance Adjustment will then be added to or subtracted from the Basic Fee and the result will be the amount payable by the Fund to you as the total advisory fee for that month.

    The full range of permitted fees on an annualized basis is as follows:

PERCENTAGE POINT DIFFERENCE BETWEEN DESIGNATED
CLASS' PERFORMANCE (NET OF EXPENSES INCLUDING                  BASIC FEE ON     PERFORMANCE
ADVISORY FEES) AND PERCENTAGE CHANGE IN THE                   AVERAGE DAILY     ADJUSTMENT
MIDCAP 400 INVESTMENT RECORD                                  NET ASSETS (%)     RATE (%)      TOTAL FEE (%)
----------------------------------------------                --------------   -------------   -------------
+3.00 percentage points or more.............................       1.00%               0.50%        1.50%

+2.75 percentage points or more but less
  less than +3.00 percentage points.........................       1.00%               0.40%        1.40%

+2.50 percentage points or more but less
  than +2.75 percentage points..............................       1.00%               0.30%        1.30%

+2.25 percentage points or more but less
  than +2.50 percentage points..............................       1.00%               0.20%        1.20%

+2.00 percentage points or more but less
  than +2.25 percentage points..............................       1.00%               0.10%        1.10%

Less than +2.00 percentage points but more
  than -2.00 percentage points..............................       1.00%               0.00%        1.00%

-2.00 percentage points or less but more
  than -2.25 percentage points..............................       1.00%              -0.10%        0.90%

-2.25 percentage points or less but more
  than -2.50 percentage points..............................       1.00%              -0.20%        0.80%

-2.50 percentage points or less but more
  than -2.75 percentage points..............................       1.00%              -0.30%        0.70%

-2.75 percentage points or less but more
  than -3.00 percentage points..............................       1.00%              -0.40%        0.60%

-3.00 percentage points or less.............................       1.00%              -0.50%        0.50%

Performance will be measured over a rolling 12-month period based on the fiscal year.

                                                                       EXHIBIT B

                                    FORM OF
                       SUB-INVESTMENT ADVISORY AGREEMENT

                       BEAR STEARNS ASSET MANAGEMENT INC.
                              575 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022

                                                                          , 2000

Marvin & Palmer Associates, Inc.
1201 N. Market Street-Suite 2300
Wilmington, Delaware 19801-1165

Dear Sirs:

    As you are aware, each Series of The Bear Stearns Funds (the "Fund") desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in which manner and to such extent as from time to time may be approved by the Fund's Board of Trustees (the "Board"). The Fund intends to employ us (the "Adviser") to act as its investment adviser pursuant to a written agreement (the "Investment Advisory Agreement"), a copy of which has been provided to you. The Adviser desires to employ you to act as the sub-investment adviser to the International Equity Portfolio (the "Series").

    In this connection, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons shall be officers or employees who are employed by you or the Fund. The compensation of such person or persons shall be paid by you and no obligation shall be incurred on the Fund's behalf in any such respect.

    Subject to the supervision and approval of the Adviser, you will provide investment management of the Series' portfolio in accordance with the Series' investment objectives and policies as stated in its Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will supervise the Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sales and reinvestment of the Series' assets. You will furnish to the Adviser or the Fund such statistical information, with respect to the investments which the Series may hold or contemplate purchasing, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.

    You shall exercise your best judgment in rendering the services to be provided hereunder, and, to the extent provided in the Investment Advisory Agreement, the Fund has agreed as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or the Fund's security holders to which you would otherwise be subject by reasons of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

    In consideration of services rendered pursuant to this Agreement, the Adviser will pay you, in arrears, by the twentieth day of each month, a fee calculated as set forth on Schedule 1 hereto.

    Net asset value shall be computed on such days and at such time or times as described in the Series' then-current Prospectus and Statement of Additional Information. The fee for the period from the date of execution of this Agreement to the end of the month during which this Agreement has been executed shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement.

    For the purpose of determining fees payable to you, the value of the Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Series' net assets.

    You will bear all of your expenses in connection with the performance of your services under this Agreement. Except to the extent specifically assumed by you, all expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Series, including, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees and expenses of Board members, Securities and Exchange Commission and state Blue Sky qualification fees, advisory, administration, distribution and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, fees paid pursuant to a Rule 12b-1 Plan, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Series' existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs or shareholders' reports and meetings, and any extraordinary expenses.

    The Adviser understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting and continuing to so act pursuant to your current agreements, provided that, during the term of this Agreement, (i) if you charge a management fee to any other investment company with an investment objective and policies comparable to that of the Series that is less than the fees as set forth in Schedule 1, you shall notify us and adjust the fees for managing the Series to reflect such lower fee, and (ii) you shall not enter any advisory relationship with any other investment company sponsored or managed by someone other than the Adviser if that investment company has an investment objective and policies comparable to that of the Series and a lower overall fee structure.

    In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

    Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

    You shall place all orders for the purchase and sale of portfolio securities for the Series with brokers or dealers selected by you, which may include brokers or dealers affiliated with you or the Adviser to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the Fund's policies and procedures applicable to the Series. You shall use your best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Series. In assessing the best overall terms available for any transaction, you shall consider all factors you deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to you, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall you be under any duty to obtain the lowest commission or the best net price for any Series on any particular transaction, nor shall you be under any duty to execute any order in a fashion either preferential to the Series relative to other accounts managed by you or otherwise materially adverse to such other accounts.

    In arranging for the execution of a particular transaction, you may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to you and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or your overall responsibilities with respect to accounts over which you exercise investment discretion. You shall report to the Board of Trustees of the Fund regarding overall commissions paid by the Series and their reasonableness in relation to their benefits to the Series. Any transactions for the Series that are effected through a broker-dealer that is affiliated with the Adviser, on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. The Series hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

    In executing portfolio transactions for the Series, you may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other portfolios or your other clients if, in your reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Series, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Fund's registration statement and the Series' Prospectus and Statement of Additional Information. In such event, you hereby agree to allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with your fiduciary obligations to the Series and such other clients. The Adviser recognizes that in some cases this procedure may adversely affect the price paid or received by the Series or the size of the position obtainable for or disposed of by the Series.

    This Agreement shall become effective upon its execution, shall remain in force for a period of two (2) years from that date and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) the vote of a majority (as defined in the 1940 Act of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Series' shares upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in said Act). In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

    All assets of the Series' shall be maintained for safekeeping with the Fund's custodian (and sub-custodian network) and you shall not have custody of the assets of the Series. Each party hereto also represents and warrants that it is duly authorized to enter this Agreement and has caused this Agreement to be executed by a duly authorized representative.

    If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,
                                          BEAR STEARNS ASSET MANAGEMENT INC.

                                          By:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

Accepted:
MARVIN & PALMER ASSOCIATES, INC.
By:
--------------------------------------

Title:
--------------------------------------

Attest:
By:
--------------------------------------

                                   SCHEDULE 1

    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to Marvin & Palmer Associates, Inc. a monthly payment calculated on an annual basis as set forth below:

PORTFOLIO'S AVERAGE                                           ANNUAL FEE AS A PERCENTAGE
DAILY NET ASSETS AT                                             OF TOTAL AVERAGE DAILY
RELEVANT MONTH-END                                                    NET ASSETS
------------------                                                    ----------
Up to $25 million...........................................           0.00%
More than $25 million up to $50 million.....................           0.20%
More than $50 million up to $65 million.....................           0.45%
More than $65 million.......................................           0.60%

                                                                     EXHIBIT C-1

                                    FORM OF
                             THE BEAR STEARNS FUNDS
                              AMENDED AND RESTATED
                               DISTRIBUTION PLAN
                               (CLASS "A" SHARES)

                              -------------------

    WHEREAS, The Bear Stearns Funds (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

    WHEREAS, shares of the Trust are divided into separate portfolios of investments, each with different investment objectives and policies (each a "Portfolio") and, in turn each Portfolio is divided into separate classes (each a "Class");

    WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act (the "Rule") with respect to each Class of "A" Shares of each Portfolio listed on Schedule 1 annexed hereto;

    WHEREAS, the public offering price for Class A Shares is the net asset value that the Trust calculates after an order is placed plus the applicable sales charge, all as described in the Trust's prospectuses or statement of additional information on file with the Securities and Exchange Commission which is part of the most recent registration statement effective from time to time under the Securities Act of 1933, as amended;

    WHEREAS, the Trust's Board has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Portfolios and their shareholders; and

    WHEREAS, the Trust employs Bear, Stearns & Co. Inc. (the "Distributor") as Distributor of the Portfolios' shares (the "Shares") pursuant to a Distribution Agreement dated February 22, 1995.

    NOW, THEREFORE, the Trust hereby adopts, and the Distributor hereby agrees to the terms of, this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

 1. (a) Each Portfolio shall pay the Distributor for distributing its Class "A" Shares a monthly fee at the annual rate set forth on Schedule 1.

    (b) The Distributor may pay one or more third parties a fee in respect of any Class "A" Shares owned by investors for whom the third party is the dealer or holder of record. The Distributor shall determine the amounts to be paid to such third parties and the basis on which such payments will be made. Payments to a third party are subject to compliance by the third party with the terms of any related Plan agreement between the third party and the Distributor.

    (c) To the extent that any payments made by the Distributor, Bear Stearns Funds Management Inc., Bear Stearns Asset Management Inc. or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class "A" Shares within the context of the Rule, then such payments shall be deemed to be authorized by this Plan.

    (d) For the purposes of determining the fees payable under this Plan, the value of the net assets of the Class "A" Shares of each Portfolio shall be computed in the manner specified in the Trust's charter documents as then in effect for the computation of the value of net assets.

 2. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the Act, (ii) the Rule and (iii) Section 2830 of the National Association of Securities Dealers, Inc. Business Conduct Rules or its successor.

 3. As to any Portfolio or its Class "A" Shares, this Plan shall not take effect until it, together with any related agreement, has been approved by vote of a majority of both (a) the Trust's Board and (b) those Trustees who are not "interested persons" of the Trust (as defined by the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees") cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

 4. As to any Portfolio or its Class "A" Shares, as the case may be, this Plan shall remain in effect for one year from the date on which the Plan was first executed and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

 5. The Distributor shall provide to the Trust's Board and the Board shall review, at least quarterly, a written report of amounts paid hereunder and the purposes for which they were made.

 6. As to any Portfolio or its Class "A" Shares, as the case may be, this Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of its outstanding voting securities.

 7. This Plan may not be amended to increase materially the amount of compensation payable pursuant to paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of the relevant Portfolio or its Class "A" Shares. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 3 hereof.

 8. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

 9. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

10. The name The Bear Stearns Funds is the designation of the Trustees for the time being under an Agreement and Declaration of Trust dated September 29, 1994, as amended from time to time, and all persons dealing with the Trust must look solely to the property of the Trust for enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

    IN WITNESS WHEREOF, the Trust, on behalf each Portfolio and its Class "A" Shares, and the Distributor have executed this Plan as of the date set forth below.

    September 8, 1997; amended and restated February 10, 1999 and             ,
2000.

                                          THE BEAR STEARNS FUNDS

                                          By:____________________________

                                          BEAR, STEARNS & CO. INC.

                                          By: ____________________________

                                   SCHEDULE 1

NAME OF SERIES                                                 CLASS "A" SHARES *
--------------                                                --------------------
S&P STARS Portfolio.........................................         0.25%
Large Cap Value Portfolio...................................         0.25%
Small Cap Value Portfolio...................................         0.25%
Income Portfolio............................................         0.10%
The Insiders Select Fund....................................         0.25%
Focus List Portfolio........................................         0.25%
Balanced Portfolio..........................................         0.25%
High Yield Total Return Portfolio...........................         0.10%
International Equity Portfolio..............................         0.25%
Emerging Markets Debt Portfolio.............................         0.10%

-------------------

SCHEDULE I AMENDED AND RESTATED AS OF             , 2000.

*   Annual Fee as a Percentage of Average Daily Net Assets.

                                                                     EXHIBIT C-2

                                    FORM OF
                             THE BEAR STEARNS FUNDS
                              AMENDED AND RESTATED
                               DISTRIBUTION PLAN
                               (CLASS "B" SHARES)

                              -------------------

    WHEREAS, The Bear Stearns Funds (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

    WHEREAS, shares of the Trust are divided into separate portfolios of investments, each with different investment objectives and policies (each a "Portfolio") and, in turn each Portfolio is divided into separate classes (each a "Class");

    WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act (the "Rule") with respect to each Class of "B" Shares of each Portfolio listed on Schedule 1 annexed hereto;

    WHEREAS, the public offering price for Class B Shares is the net asset value that the Trust calculates after an order is placed with no initial sales charge, but subject to a contingent deferred sales charge if the shares are sold within six years of purchase, all as described in the Trust's prospectuses or statement of additional information on file with the Securities and Exchange Commission which is part of the most recent registration statement effective from time to time under the Securities Act of 1933, as amended;

    WHEREAS, the Trust's Board has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Portfolios and their shareholders; and

    WHEREAS, the Trust employs Bear, Stearns & Co. Inc. (the "Distributor") as Distributor of the Portfolios' shares (the "Shares") pursuant to a Distribution Agreement dated February 22, 1995.

    NOW, THEREFORE, the Trust hereby adopts, and the Distributor hereby agrees to the terms of, this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

 1. (a) Each Portfolio shall pay the Distributor for distributing its Class "B" Shares a monthly fee at the annual rate set forth on Schedule 1.

    (b) The Distributor may pay one or more third parties a fee in respect of any Class "B" Shares owned by investors for whom the third party is the dealer or holder of record. The Distributor shall determine the amounts to be paid to such third parties and the basis on which such payments will be made. Payments to a third party are subject to compliance by the third party with the terms of any related Plan agreement between the third party and the Distributor.

    (c) To the extent that any payments made by the Distributor, Bear Stearns Funds Management Inc., Bear Stearns Asset Management Inc. or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class "B" Shares within the context of the Rule, then such payments shall be deemed to be authorized by this Plan.

    (d) For the purposes of determining the fees payable under this Plan, the value of the net assets of the Class "B" Shares of each Portfolio shall be computed in the manner specified in the Trust's charter documents as then in effect for the computation of the value of net assets.

 2. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the Act, (ii) the Rule and (iii) Section 2830 of the National Association of Securities Dealers, Inc. Business Conduct Rules or its successor.

 3. As to any Portfolio or its Class "B" Shares, this Plan shall not take effect until it, together with any related agreement, has been approved by vote of a majority of both (a) the Trust's Board and (b) those Trustees who are not "interested persons" of the Trust (as defined by the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees") cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

 4. As to any Portfolio or its Class "B" Shares, as the case may be, this Plan shall remain in effect for one year from the date on which the Plan was first executed and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

 5. The Distributor shall provide to the Trust's Board and the Board shall review, at least quarterly, a written report of amounts paid hereunder and the purposes for which they were made.

 6. As to any Portfolio or its Class "B" Shares, as the case may be, this Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of its outstanding voting securities.

 7. This Plan may not be amended to increase materially the amount of compensation payable pursuant to paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of the relevant Portfolio or its Class "B" Shares. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 3 hereof.

 8. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

 9. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

10. The name The Bear Stearns Funds is the designation of the Trustees for the time being under an Agreement and Declaration of Trust dated September 29, 1994, as amended from time to time, and all persons dealing with the Trust must look solely to the property of the Trust for enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

    IN WITNESS WHEREOF, the Trust, on behalf each Portfolio and its Class "B" Shares, and the Distributor have executed this Plan as of the date set forth below.

    September 8, 1997; amended and restated February 10, 1999 and
2000.

                                          THE BEAR STEARNS FUNDS

                                          By:____________________________

                                          BEAR, STEARNS & CO. INC.

                                          By: ____________________________

                                   SCHEDULE 1

NAME OF SERIES                                                 CLASS "B" SHARES *
--------------                                                --------------------
S&P STARS Portfolio.........................................         0.75%
Large Cap Value Portfolio...................................         0.75%
Small Cap Value Portfolio...................................         0.75%
Income Portfolio............................................         0.75%
The Insiders Select Fund....................................         0.75%
Focus List Portfolio........................................         0.75%
Balanced Portfolio..........................................         0.75%
High Yield Total Return Portfolio...........................         0.75%
International Equity Portfolio..............................         0.75%
Emerging Markets Debt Portfolio.............................         0.75%

-------------------

SCHEDULE I AMENDED AND RESTATED AS OF             , 2000.

*   Annual Fee as a Percentage of Average Daily Net Assets.

                                                                     EXHIBIT C-3

                                    FORM OF
                             THE BEAR STEARNS FUNDS
                              AMENDED AND RESTATED
                               DISTRIBUTION PLAN
                               (CLASS "C" SHARES)

                              -------------------

    WHEREAS, The Bear Stearns Funds (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

    WHEREAS, shares of the Trust are divided into separate portfolios of investments, each with different investment objectives and policies (each a "Portfolio") and, in turn each Portfolio is divided into separate classes (each a "Class");

    WHEREAS, the Trust desires to adopt this Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act (the "Rule") with respect to each Class of "C" Shares of each Portfolio listed on Schedule 1 annexed hereto;

    WHEREAS, the public offering price for Class C Shares is the net asset value that the Trust calculates after an order is placed with no initial sales charge, but subject to a contingent deferred sales charge if the shares are sold within the first year of purchase, all as described in the Trust's prospectuses or statement of additional information on file with the Securities and Exchange Commission which is part of the most recent registration statement effective from time to time under the Securities Act of 1933, as amended;

    WHEREAS, the Trust's Board has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Portfolios and their shareholders; and

    WHEREAS, the Trust employs Bear, Stearns & Co. Inc. (the "Distributor") as Distributor of the Portfolios' shares (the "Shares") pursuant to a Distribution Agreement dated February 22, 1995.

    NOW, THEREFORE, the Trust hereby adopts, and the Distributor hereby agrees to the terms of, this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

 1. (a) Each Portfolio shall pay the Distributor for distributing its Class "C" Shares a monthly fee at the annual rate set forth on Schedule 1.

    (b) The Distributor may pay one or more third parties a fee in respect of any Class "C" Shares owned by investors for whom the third party is the dealer or holder of record. The Distributor shall determine the amounts to be paid to such third parties and the basis on which such payments will be made. Payments to a third party are subject to compliance by the third party with the terms of any related Plan agreement between the third party and the Distributor.

    (c) To the extent that any payments made by the Distributor, Bear Stearns Funds Management Inc., Bear Stearns Asset Management Inc. or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class "C" Shares within the context of the Rule, then such payments shall be deemed to be authorized by this Plan.

    (d) For the purposes of determining the fees payable under this Plan, the value of the net assets of the Class "C" Shares of each Portfolio shall be computed in the manner specified in the Trust's charter documents as then in effect for the computation of the value of net assets.

 2. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the Act, (ii) the Rule and (iii) Section 2830 of the National Association of Securities Dealers, Inc. Business Conduct Rules or its successor.

 3. As to any Portfolio or its Class "C" Shares, this Plan shall not take effect until it, together with any related agreement, has been approved by vote of a majority of both (a) the Trust's Board and (b) those Trustees who are not "interested persons" of the Trust (as defined by the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees") cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

 4. As to any Portfolio or its Class "C" Shares, as the case may be, this Plan shall remain in effect for one year from the date on which the Plan was first executed and shall continue in effect thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

 5. The Distributor shall provide to the Trust's Board and the Board shall review, at least quarterly, a written report of amounts paid hereunder and the purposes for which they were made.

 6. As to any Portfolio or its Class "C" Shares, as the case may be, this Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of its outstanding voting securities.

 7. This Plan may not be amended to increase materially the amount of compensation payable pursuant to paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of the relevant Portfolio or its Class "C" Shares. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 3 hereof.

 8. While this Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

 9. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

10. The name The Bear Stearns Funds is the designation of the Trustees for the time being under an Agreement and Declaration of Trust dated September 29, 1994, as amended from time to time, and all persons dealing with the Trust must look solely to the property of the Trust for enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

    IN WITNESS WHEREOF, the Trust, on behalf each Portfolio and its Class "C" Shares, and the Distributor have executed this Plan as of the date set forth below.

    September 8, 1997; amended and restated February 10, 1999 and
2000.

                                          THE BEAR STEARNS FUNDS

                                          By:____________________________

                                          BEAR, STEARNS & CO. INC.

                                          By: ____________________________

                                   SCHEDULE 1

NAME OF SERIES                                                 CLASS "C" SHARES *
--------------                                                --------------------
S&P STARS Portfolio.........................................         0.75%

Large Cap Value Portfolio...................................         0.75%

Small Cap Value Portfolio...................................         0.75%

Income Portfolio............................................         0.75%

The Insiders Select Fund....................................         0.75%

Focus List Portfolio........................................         0.75%

Balanced Portfolio..........................................         0.75%

High Yield Total Return Portfolio...........................         0.75%

International Equity Portfolio..............................         0.75%

Emerging Markets Debt Portfolio.............................         0.75%

-------------------

SCHEDULE I AMENDED AND RESTATED AS OF            , 2000.

*   Annual Fee as a Percentage of Average Daily Net Assets.

                                                                       EXHIBIT D

                             THE BEAR STEARNS FUNDS

                              PROPOSED AMENDMENTS
                       TO THE FUND'S DECLARATION OF TRUST

    The changes to the Declaration of Trust described in Proposals 7(a) through 7(e) are shown below. Where an existing provision will be amended, language to be added is shown in boldface type and double underlined while language to be deleted is shown in italic type surrounded by brackets.

Proposal 7(a) -- to permit the Trustees to reorganize the Fund and any future
                 Portfolio without shareholder approval.

    If shareholders approve this proposal, the following new section will be added to Article IX of the Declaration of Trust:

       "SECTION 9. REORGANIZATION OF TRUST OR SERIES CREATED AFTER [INSERT DATE OF SHAREHOLDER APPROVAL]. At any time, by vote of a majority of the Trustees then in office, the Trust, or any one or more series of Shares created after [insert date of shareholder approval], may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, partnerships, limited liability companies, associations or corporations (or series of any of the foregoing) organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, partnership, limited liability company, association or corporation (or series of any of the foregoing) under the laws of which any one of the constituent entities is organized, or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, limited liability companies, associations or corporations (or series of any of the foregoing) organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, limited liability companies, associations or corporations (or series of any of the foregoing) transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more of such series of Shares as the case may be, in connection therewith."

Proposal 7(b) -- to permit the Trustees to reorganize an existing Portfolio without shareholder approval.

    To the extent approved by shareholders, the following new section will be added to Article IX of the Declaration of Trust:

       "SECTION 10. CERTAIN OTHER REORGANIZATIONS. At any time, by vote of a majority of the Trustees then in office, the series of Shares designated as [name[s] of Portfolio[s] approving Proposal 7(b)], may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, partnerships, limited liability companies, associations or corporations (or series of any of the foregoing) organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, partnership, limited liability company, association or corporation (or series of any of the foregoing) under the laws of which any one of the constituent entities is organized, or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, limited liability companies, associations or corporations (or series of any of the foregoing) organized under the laws of The Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, partnerships, limited liability companies, associations or corporations (or series of any of the foregoing) transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by one or more of such series of Shares in connection therewith."

Proposal 7(c) -- To permit electronic and telephonic voting.

If shareholders approve this proposal, the following changes will be made to current Article V, Section 1 of the Declaration of Trust:

       "SECTION 1. VOTING POWERS. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, of this Declaration of Trust; provided, however, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) for the removal of Trustees as provided in Article IV, Section 6, (iii) with respect to any Manager as provided in Article IV, Section 5, (iv) with respect to any amendment of this Declaration of Trust as provided in Article IX, Section 8, (v) with respect to the termination of the Trust or a series of Shares as provided in Article IX, Section 5, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-laws of the Trust or any registration of the Trust with the Commission or any state, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote (except that in the election of Trustees said vote may be cast for as many persons as there are Trustees to be elected), and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of Shares, except (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes differently Shares shall be voted by individual series or class and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes then only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. [A PROXY WITH RESPECT TO SHARES HELD IN THE NAME OF TWO OR MORE PERSONS SHALL BE VALID IF EXECUTED BY ANY ONE OF THEM, UNLESS AT OR PRIOR TO EXERCISE OF THE PROXY THE TRUST RECEIVES A SPECIFIC WRITTEN NOTICE TO THE CONTRARY FROM ANY ONE OF THEM. A PROXY PURPORTING TO BE EXECUTED BY OR ON BEHALF OF A SHAREHOLDER SHALL BE DEEMED VALID UNLESS CHALLENGED AT OR PRIOR TO ITS EXERCISE AND THE BURDEN OF PROVIDING INVALIDITY SHALL REST ON THE CHALLENGER.] PROXIES MAY BE GIVEN BY OR ON BEHALF OF A SHAREHOLDER ORALLY OR IN WRITING OR PURSUANT TO ANY COMPUTERIZED, TELEPHONIC, OR MECHANICAL DATA GATHERING PROCESS. A PROXY WITH RESPECT TO SHARES HELD IN THE NAME OF TWO OR MORE PERSONS SHALL BE VALID IF EXECUTED OR OTHERWISE GIVEN BY OR ON BEHALF OF ANY ONE OF THEM UNLESS AT OR PRIOR TO EXERCISE OF THE PROXY THE TRUST RECEIVES A SPECIFIC WRITTEN NOTICE TO THE CONTRARY FROM ANY ONE OF THEM. A PROXY PURPORTING TO BE EXECUTED OR OTHERWISE GIVEN BY OR ON BEHALF OF A SHAREHOLDER SHALL BE DEEMED VALID UNLESS CHALLENGED AT OR PRIOR TO ITS EXERCISE AND THE BURDEN OF PROVING INVALIDITY SHALL REST ON THE CHALLENGER. Whenever no Shares of any series or class are issued and outstanding, the Trustees may exercise with respect to such series or class all rights of Shareholders and may take any action required by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders."

Proposal 7(d) -- To permit the Trustees to amend the Declaration of Trust without shareholder approval.

If shareholders approve this proposal, the following changes will be made to current Article IX, Section 8 and to the first sentence of current Article V,
Section 1 of the Declaration of Trust:

       "SECTION 8. AMENDMENTS. [THIS DECLARATION OF TRUST MAY BE AMENDED AT ANY TIME BY AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF THE THEN TRUSTEES WHEN AUTHORIZED SO TO DO BY A VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE, EXCEPT THAT AN AMENDMENT WHICH SHALL AFFECT THE HOLDERS OF ONE OR MORE SERIES OR CLASS OF SHARES BUT NOT THE HOLDERS OF ALL OUTSTANDING SERIES OR CLASSES OF SHARES SHALL BE AUTHORIZED BY VOTE OF THE SHAREHOLDERS HOLDING A MAJORITY OF THE SHARES ENTITLED TO VOTE OF THE SERIES OR CLASSES AFFECTED AND NO VOTE OF SHAREHOLDERS OF A SERIES OR CLASS NOT AFFECTED SHALL BE REQUIRED. AMENDMENTS HAVING THE PURPOSE OF CHANGING THE NAME OF THE TRUST OR OF SUPPLYING ANY OMISSION, CURING ANY AMBIGUITY OR CURING, CORRECTING OR SUPPLEMENTING ANY DEFECTIVE OR INCONSISTENT PROVISION CONTAINED HEREIN SHALL NOT REQUIRE AUTHORIZATION BY SHAREHOLDER VOTE]. THE PROVISIONS OF THIS DECLARATION OF TRUST MAY BE AMENDED AT ANY TIME BY AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF THE THEN TRUSTEES (OR BY AN OFFICER OF THE TRUST PURSUANT TO THE VOTE OF A MAJORITY OF SUCH TRUSTEES). ANY SUCH AMENDMENT TO THIS DECLARATION OF TRUST NEED NOT BE APPROVED BY SHAREHOLDERS UNLESS SUCH APPROVAL IS REQUIRED BY APPLICABLE LAW. IF SHAREHOLDER APPROVAL OF AN AMENDMENT TO THIS DECLARATION OF TRUST IS REQUIRED BY APPLICABLE LAW, SUCH AMENDMENT MAY BE ADOPTED AT ANY TIME BY AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF THE THEN TRUSTEES (OR BY AN OFFICER OF THE TRUST PURSUANT TO A VOTE OF A MAJORITY OF SUCH TRUSTEES) WHEN AUTHORIZED TO DO SO BY THE VOTE OF SHAREHOLDERS IN ACCORDANCE WITH APPLICABLE LAW AND ARTICLE V HEREOF. SUBJECT TO THE FOREGOING, ANY SUCH AMENDMENT SHALL BE EFFECTIVE AS OF ANY PRIOR OR FUTURE TIME AS PROVIDED IN THE INSTRUMENT CONTAINING THE TERMS OF SUCH AMENDMENT OR, IF THERE IS NO PROVISION THEREIN WITH RESPECT TO EFFECTIVENESS, UPON THE EXECUTION OF SUCH INSTRUMENT AND OF A CERTIFICATE (WHICH MAY BE A PART OF SUCH INSTRUMENT) EXECUTED BY A TRUSTEE OR OFFICER OF THE TRUST TO THE EFFECT THAT SUCH AMENDMENT HAS BEEN DULY ADOPTED."

Proposal 7(e) -- To convert from share-based to dollar-based voting.

If shareholders approve this proposal, the following changes will be made to current Article V, Section 1:

       "SECTION 1.__VOTING POWERS.__The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, of this Declaration of Trust; provided, however, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) for the removal of Trustees as provided in Article IV, Section 6, (iii) with respect to any Manager as provided in Article IV, Section 5, (iv) with respect to any amendment of this Declaration of Trust as provided in Article IX,
       Section 8, (v) with respect to the termination of the Trust or a series of Shares as provided in Article IX, Section 5, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-laws of the Trust or any registration of the Trust with the Commission or any state, or as the Trustees may consider desirable. [EACH WHOLE SHARE SHALL BE ENTITLED TO ONE VOTE AS TO ANY MATTER ON WHICH IT IS ENTITLED TO VOTE (EXCEPT THAT IN THE ELECTION OF TRUSTEES SAID VOTE MAY BE CAST FOR AS MANY PERSONS AS THERE ARE TRUSTEES TO BE ELECTED), AND EACH FRACTIONAL SHARE SHALL BE ENTITLED TO A PROPORTIONATE FRACTIONAL VOTE.] EACH HOLDER OF SHARES ENTITLED TO VOTE ON A MATTER SUBMITTED TO A VOTE OF SHAREHOLDERS SHALL BE ENTITLED TO ONE VOTE FOR EACH DOLLAR OF NET ASSET VALUE STANDING IN SUCH HOLDER'S NAME ON THE BOOKS OF THE TRUST WITH RESPECT TO SUCH SHARES (EXCEPT THAT IN THE ELECTION OF TRUSTEES SAID VOTE MAY BE CAST FOR AS
       MANY PERSONS AS THERE ARE TRUSTEES TO BE ELECTED).. . . [see the excerpt shown above for Proposal 7(c) for the remainder of current Article V,
       Section 1]"

    WITNESS our hands this ___ day of            , 2000.

                                          [Signature lines]

THE BEAR STEARNS FUNDS
INTERNATIONAL EQUITY PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                        PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL       WITHHOLD ALL       FOR ALL EXCEPT AS MARKED
                                                                                                        BELOW
1.  To elect Trustees of the Fund.
                                                                / /             / /                      / /
(1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S. Levy,
(4) Michael Minikes, (5) M. B. Oglesby, Jr., (6) Robert E.
Richardson and (7) Robert M. Steinberg.                         / /             / /                      / /
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT NOMINEE'S
NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR           ABSTAIN                  AGAINST

2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /             / /                      / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /             / /                      / /

4.  Approval of an Amended and Restated Investment
    Sub-Advisory Agreement.                                     / /             / /                      / /

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /             / /                      / /

6.  PROPOSAL DOES NOT APPLY

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /             / /                      / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /             / /                      / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /             / /                      / /

    (c) To permit electronic and telephonic voting;             / /             / /                      / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /             / /                      / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /             / /                      / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (International Equity Portfolio)

THE BEAR STEARNS FUNDS
BALANCED PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /                   / /                        / /

6.  PROPOSAL DOES NOT APPLY

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an
        existing Portfolio without shareholder approval;        / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the
        Declaration of Trust without shareholder
        approval;                                               / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (Balanced Portfolio)

THE BEAR STEARNS FUNDS
FOCUS LIST PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /                   / /                        / /

6.  PROPOSAL DOES NOT APPLY

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof

     (Focus List Portfolio)

THE BEAR STEARNS FUNDS
SMALL CAP VALUE PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /                   / /                        / /

6.  Approval of a modification of a fundamental policy
    concerning the issuance of senior securities                / /                   / /                        / /

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (Small Cap Value Portfolio)

THE BEAR STEARNS FUNDS
LARGE CAP VALUE PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /                   / /                        / /

6.  Approval of a modification of a fundamental policy
    concerning the issuance of senior securities                / /                   / /                        / /

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (Large Cap Value Portfolio)

THE BEAR STEARNS FUNDS
THE INSIDERS SELECT FUND
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /                   / /                        / /

6.  Approval of a modification of a fundamental policy
    concerning the issuance of senior securities                / /                   / /                        / /

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (The Insiders Select Fund)

THE BEAR STEARNS FUNDS
S&P STARS PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /                   / /                        / /

6.  Approval of a modification of a fundamental policy
    concerning the issuance of senior securities                / /                   / /                        / /

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (S&P STARS Portfolio)

THE BEAR STEARNS FUNDS
EMERGING MARKET DEBT PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /                   / /                        / /

6.  PROPOSAL DOES NOT APPLY

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (Emerging Markets Debt Portfolio)

THE BEAR STEARNS FUNDS
HIGH YIELD TOTAL RETURN PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /                   / /                        / /

6.  PROPOSAL DOES NOT APPLY

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (High Yield Total Return Portfolio)

THE BEAR STEARNS FUNDS
INCOME PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  Approval of an Amended and Restated Distribution
    Plan.                                                       / /                   / /                        / /

6.  Approval of a modification of a fundamental policy
    concerning the issuance of senior securities                / /                   / /                        / /

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (IncomePortfolio)

THE BEAR STEARNS FUNDS
PRIME MONEY MARKET PORTFOLIO
MEETING:  APRIL 17, 2000  AT 10:30 AM
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Portfolio referenced above hereby appoints Frank J. Maresca, Vincent L. Pereira and Stephen A. Bornstein, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 575 Lexington Avenue, 9th Floor, New York, New York at the date and time indicated above and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                             Date: ______________________, 2000



                                 PLEASE SIGN IN THE BOX BELOW
                    Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
                    ---------------------------------------


                    ---------------------------------------
                    ---------------------------------------
                    Signature(s) Title(s), if applicable
                    ---------------------------------------

      NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE

        PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. EXAMPLE: / /

PROPOSAL:                                                     FOR ALL            WITHHOLD ALL          FOR ALL EXCEPT AS MARKED
                                                                                                                BELOW
1.  To elect Trustees of the Fund.
                                                                / /                   / /                        / /
    (1) Peter M. Bren, (2) Doni L. Fordyce, (3) John S.
    Levy, (4) Michael Minikes, (5) M. B. Oglesby, Jr., (6)
    Robert E. Richardson and (7) Robert M. Steinberg.           / /                   / /                        / /
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
    NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND PRINT THAT
    NOMINEE'S NUMBER ON THE LINE PROVIDED.

----------------------------------------------------------

                                                                FOR                 ABSTAIN                    AGAINST
2.  Ratification of the selection of Deloitte & Touche
    LLP as the Fund's independent auditors.                     / /                   / /                        / /

3.  Approval of an Amended and Restated Investment
    Advisory Agreement.                                         / /                   / /                        / /

4.  PROPOSAL DOES NOT APPLY

5.  PROPOSAL DOES NOT APPLY

6.  PROPOSAL DOES NOT APPLY

7.  Approval of Amendments to, and a restatement of, the
    Fund's Declaration of Trust:                                / /                   / /                        / /

    (a) To permit the Trustees to reorganize the Fund
        and any future Portfolio without shareholder
        approval;                                               / /                   / /                        / /

    (b) To permit the Trustees to reorganize an existing
        Portfolio without shareholder approval;                 / /                   / /                        / /

    (c) To permit electronic and telephonic voting;             / /                   / /                        / /

    (d) To permit the Trustees to amend the Declaration
        of Trust without shareholder approval;                  / /                   / /                        / /

    (e) To convert from share-based to dollar-based
        voting rights.                                          / /                   / /                        / /

8. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      (Prime Money Market Portfolio)